Monthly Certificateholder Statement
                         FASCO Auto Grantor Trust 1996-1
                         6.65% Asset-Backed Certificates
                                   Revision #1


Distribution Date                                          6/15/98
Collection Period                                          5/98

     Under the Pooling and Servicing Agreement dated as of June 28, 1996 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:

     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $2,346,314.45

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $215,013.67

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $2,131,300.78

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $27.78

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $2.55

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $25.24

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                          $129,191.04

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $17,017.31

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                  $112,173.73

           (j)      Scheduled Payments due in such Collection Period                                   $1,636,701.67

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $1,474,236.44

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                               $40,841,535.76

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving effect to payments
                    allocated to principal in paragraph A.1.(c) above                                 $38,710,234.96

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9478154

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                      $89,115.75

                    The aggregate amount of the Standby Fee
           (b)      paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $2,722.77

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.06

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.03

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  1
                           Aggregate Purchase Amount                                                      $12,740.96

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $26,433.23

           (b)      Distributions (to) from Collection Account                                            ($7,062.76)
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                     $107.49

           (d)      Ending Payahead Account Balance                                                       $19,477.96

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                            $5,806,535.24
                           Spread Account Balance                                                      $5,806,535.24

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                               ($319,695.12)

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $10,694.88

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                    $594,880.88

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                108
                           Aggregate Gross Amount                                                      $1,070,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                116
                           Aggregate Gross Amount                                                      $1,228,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          5.26%

           (b)      Average Delinquency Ratio                                                                  5.72%

           (c)      Cumulative Default Ratio                                                                  16.15%

           (d)      Cumulative Net Loss Ratio                                                                 11.43%

           (e)      Is a Portfolio Performance Test violation continuing?                                        Yes

           (f)      Has an Insurance Agreement Event of Default occurred?                                         No
FASCO Auto Grantor Trust 1996-1
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         2,335,333.45
     Lock Box NSF Items:                                                                                  (34,865.59)
     Transfers from (to) Payahead Account:                                                                  7,062.76
     Collection Account Interest                                                                            9,593.98
     Payahead Account Interest                                                                                107.49
     Total Collection Proceeds:                                                                         2,317,232.09
     For Distribution Date:                                                                                  6/15/98
     For Determination Date:                                                                                  6/8/98
     For Collection Period:                                                                                     5/98

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                 40,841,535.76
                                  Principal portion of payments collected (non-prepayments)                              885,868.15
                                  Prepayments in full allocable to principal                                             589,120.00
                           Collections allocable to principal                                           1,474,988.15
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                    160,864.52
                           Purchase Amounts allocable to principal                                         12,740.96
                                                                                                  -------------------
                    Total Principal                                                                     1,648,593.63

                    Realized Losses                                                                       594,880.88
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                    38,598,061.25

           Interest
                           Collections allocable to interest                                              588,368.29
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                       80,270.17
                                                                                                  -------------------
                    Total Interest                                                                        668,638.46

     Certificate Information
           Beginning of Period Class A Principal Balance                                               38,799,458.97
           Beginning of Period Class B Principal Balance                                                2,042,076.77

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   6,126,230.36
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           21,046.52
           Aggregate Payahead Balance                                                                      19,370.47
           Aggregate Payahead Balance for preceding Distribution Date                                      26,433.23
           Interest Earned on Payahead Balances                                                               107.49
           Scheduled Payments due in Collection Period                                                  1,636,701.67
           Scheduled Payments collected in Collection Period                                            1,474,236.44
           Aggregate Amount of Realized Losses for preceding Distribution Date                            594,880.88

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                   267.77
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     Delinquency Information                                                                                        Aggregate Gross
                                                                                                                         Amount
                                                                                                   # of Receivables  of Receivables

           31 - 59 days delinquent                                                                             108     1,070,000.00
           60+ days delinquent                                                                                 116     1,228,000.00

     Purchased Receivables                                                                                               Aggregate
                                                                                                                       Purchase Amt
                                                                                                   # of Receivables   of Receivables

                                                                                                                1         12,740.96

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as of the close of business on the last day of the
                    related Collection Period.                                                          2,298,000.00
           Principal Balance of all Receivables that became Purchased Receivables as of                    12,740.96
                    the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
           PrincipalBalance   of   all   Receivables   that   became   Defaulted
                    Receivables during the related Collection Period.                                     520,972.99

           Delinquency Ratio for second preceding Determination Date                                           5.96%
           Delinquency Ratio for third preceding Determination Date                                            5.94%

           Cumulative Defaults for preceding Determination Date                                        13,836,132.49

           Cumulative Net Losses for preceding Determination Date                                       9,642,404.12

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             Y
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             2,063,356.44
                           Liquidation Proceeds                                                           160,864.52
                           Recoveries                                                                      80,270.17
                           Purchase Amounts                                                                12,740.96
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                  -------------------
           Total Distribution Amount                                                                    2,317,232.09

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                      885,868.15
                           Prepayments in full allocable to principal                                     589,120.00
                           Principal Balance of Liquidated Receivables                                    755,745.40
                           Purchase Amounts allocable to principal                                         12,740.96
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      2,243,474.51

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      2,243,474.51
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        2,131,300.78
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              2,131,300.78

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          38,799,458.97
                    Multiplied by Certificate Pass-Through Rate                                                6.65%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 215,013.67

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      2,243,474.51
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                112,173.73

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           2,042,076.77
                    Multiplied by Certificate Pass-Through Rate                                               10.00%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         17,017.31

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           2,317,232.09
                    minus
                    Class A Principal and Interest Distributable Amount                                 2,346,314.45
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                17,017.31
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                112,173.73
                    Class B Principal Carryover Shortfall                                                       0.00
                    Trustee distributions                                                                     778.29
                    Standby Servicer distributions                                                          2,722.77
                    Servicer distributions                                                                 89,115.75
                    Collateral Agent distributions                                                            510.52
                    Reimbursement Obligations                                                              10,694.88
                                                                                                  -------------------
                                                                                                                0.00

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):

                                                                        Use         Source          act distributed     Source
                                                                        ---         ------          ---------------     ------

(i)      Standby Fee                                                    2,722.77    2,317,232.09         2,722.77      2,317,232.09
         Servicing Fee (2.0%)                                          68,069.23    2,314,509.32        68,069.23              0.00
         Additional Servicing Fee Amounts                              21,046.52    2,246,440.09        21,046.52              0.00
          (late fees,prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                   0.00    2,225,393.57             0.00
         Unpaid Servicing Fee from prior Collection Periods                 0.00    2,225,393.57             0.00
(ii)     Transition Expenses to Standby Servicer                            0.00    2,225,393.57             0.00
(iii)    Trustee Fee                                                      510.52    2,225,393.57           510.52
         Trustee's out-of-pocket expenses                                 267.77    2,224,883.05           267.77
         Unpaid Trustee Fee from prior Collection Periods                   0.00    2,224,615.28             0.00
         Unpaid Trustee's out-of-pocket expenses from prior                 0.00    2,224,615.28             0.00
          Collection Periods
(iv)     Collateral Agent Fee                                             510.52    2,224,615.28           510.52
         Collateral Agent Expenses                                          0.00    2,224,104.76             0.00
         Unpaid Collateral Agent  Fee from prior                            0.00    2,224,104.76             0.00
          Collection Periods
         Unpaid Collateral Agent Expenses from prior                        0.00    2,224,104.76             0.00
          Collection Periods
(v) (A)  Class A Interest Distributable Amount - Current Month        215,013.67    2,224,104.76       215,013.67
         Prior Month(s) Class A Carryover Shortfall                         0.00    2,009,091.09             0.00
         Class A Interest Carryover Shortfall                               0.00    2,009,091.09             0.00
         Interest on Interest Carryover from Prior Months                   0.00    2,009,091.09             0.00
         Current Month Class A Interest Carryover Shortfall                 0.00    2,009,091.09             0.00
         Class A Interest Distributable Amount                        215,013.67    2,009,091.09       215,013.67
(viii)(A)Class B Coupon Interest - Unadjusted                          17,017.31    1,794,077.42        17,017.31
         Class B Interest Carryover Shortfall - Previous Month(s)           0.00    1,777,060.11             0.00
         Interest on B Interest Shortfall - Previous Month(s)               0.00    1,777,060.11             0.00
         Interest on Interest Carryover from Prior Months                   0.00    1,777,060.11             0.00
         Current Month Class B Interest Shortfall                           0.00    1,777,060.11             0.00
         Adjusted Class B Interest Distributable Amount                17,017.31    1,777,060.11        17,017.31
(v) (B)  Class A Principal Distributable Amount - Current Month     2,131,300.78    1,760,042.80     1,760,042.80        185,931.31
         Class A Principal Carryover Shortfall - Previous Month(s)          0.00            0.00             0.00
         Current Month Class A Principal Shortfall                   (139,227.00)           0.00      (139,227.00)
         Withdrawl from Spread Account to Cover Shortfall             139,227.00
         Class A Principal Distribution Amount                      2,131,300.78      139,227.00       139,227.00              0.00
(vi)     Certificate Insurer Premium                                   10,694.88            0.00             0.00
         Certificate Insurer Premium Supplement                             0.00            0.00             0.00
         Other Reimbursement Obligations to Certificate Insurer             0.00            0.00             0.00
(vii)    Transition Expenses to successor Servicer                          0.00            0.00             0.00
         Class B Principal Distributable Amount -                     112,173.73            0.00             0.00
          Current Month Unadjusted
         Class B Principal Carryover Shortfall - Previous Month(s)          0.00            0.00             0.00
         Current Month Class B Principal Shortfall                   (112,173.73)           0.00      (112,173.73)
         Adjusted Class B Principal Distributable Amount                    0.00      112,173.73             0.00
         Excess Interest Amount for Deposit in Spread Account        (149,921.88)     112,173.73      (149,921.88)
                                                                                      262,095.61       262,095.61

     Certificate Balance
           Class A Beginning of Period Principal Balance                                               38,799,458.97
                    Class A Principal Distributions                                                     2,131,300.78
           Class A End of Period Principal Balance                                                     36,668,158.19

           Class B Beginning of Period Principal Balance                                                2,042,076.77
                    Class B Principal Distributable Amount                                                      0.00
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  2,042,076.77
                    Withdrawl from Spread Account to Cover B Shortfalls                                   112,173.73
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   1,929,903.04

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          2,317,232.09
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   308,141.00
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,009,091.09

Class B Deficiency - Interest
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                   2,009,091.09
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (vi) and (x)                    17,017.31
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       1,992,073.78

Class A Deficiency - Principal
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                  1,992,073.78
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)B                 2,131,300.78
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           Withdrawl from Spread Account to Cover Shortfall                                               139,227.00
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                           NO
           Amount Remaining for Further Distribution/(Deficiency)                                               0.00

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                          0.00
     (vi)  Certificate Insurer Premium                                                                     10,694.88
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency Amount                                                                              (10,694.88)
           Withdrawl from Spread Account to Cover Deficiency                                               10,694.88
           If (i) is less than (ii), there is a Deficiency Claim     Amount                                       NO
           Amount      Remaining     for     Further Distribution/(Deficiency)                                  0.00

Class B Deficiency - Principal
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                           0.00
     (ii)  Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                        112,173.73
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                         YES
           Unadjusted     Amount    Remaining    for    Further Distribution/(Deficiency)               (112,173.73)
           Withdrawl from Spread Account to B PieceCover Shortfalls                                     (112,173.73)
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                                     0.00
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              2,298,000.00
                                  Purchased receivables more than 30 days delinquent                       12,740.96
                                                                                                  -------------------
                                  Total                                                                 2,310,740.96

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                  205,832,193.13
                    Delinquency Ratio                                                                          5.26%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                5.26%
                           Delinquency Ratio for second preceding Determination Date                           5.96%
                           Delinquency Ratio for third preceding Determination Date                            5.94%

                    Average Delinquency Ratio                                                                  5.72%          5.72%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                13,836,132.49
                                  Current Period Defaulted Receivables                                    520,972.99
                                                                                                  -------------------
                                  Total                                                                14,357,105.48

                                  Cumulative Defaulted Receivables                                     14,357,105.48
                                  Original Pool Balance                                                88,900,750.37

                    Cumulative Default Ratio                                                                  16.15%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                         755,745.40

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                               (241,134.69)
                                                                                                  -------------------
                                  Net Liquidation Losses                                                  514,610.71
                                  Cumulative Previous Net Losses                                        9,642,404.12
                                                                                                  -------------------
                                  Cumulative Net Losses                                                10,157,014.83
                                  Original Pool Balance                                                88,900,750.37

                    Cumulative Net Loss Ratio                                                                 11.43%

Additional Pool Information:
           Weighted Average Original Term                                                                      54.67
           Weighted Average Remaining Term                                                                     32.25
           Weighted Average Annual Percentage Rate                                                            20.37%
     Spread Account
           Spread Account Cap
                           10% of Outstanding Certificate Balance                                                      3,871,023.50
                           15% of Outstanding Certificate Balance                                                      5,806,535.24
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                           Y
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                           N

                    Cap Amount                                                                          5,806,535.24

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                       2,667,022.51
                           Outstanding Certificate Balance                                                            38,710,234.96
                           Minimum Floor                                                                                 100,000.00

                    Floor Amount                                                                        2,667,022.51

           Required Spread Account Amount                                                               5,806,535.24
           Beginning of Period Spread Account Balance                                                   6,126,230.36
           Spread Account Deposit (Withdrawal) from Current Distributions                                (149,921.88)
           Transfer (to) from Cross-Collateralized Spread Accounts                                        (11,688.63)
           Required addition to/(eligible withdrawal from) Spread Account                                (158,084.61)
           Earnings on Spread Account Balance                                                              31,650.71
           Amount of Spread Account deposit (withdrawal)                                                 (189,735.32)
           Amount of Withdrawl Allocated to B Piece Shortfalls                                            112,173.73
           Net Spread Account Withdrawl to Seller                                                         (77,561.59)
           Ending Spread Account Balance                                                                5,806,535.24


IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio
Services, Inc,. have executed this Servicer's Certificate as of the Determination Date set forth above.

                                           CONSUMER PORTFOLIO SERVICES, INC.

                                  By:
                                           -------------------------------------------------------

                                  Name:                        James L. Stock
                                           -------------------------------------------------------
                                  Title:                       Vice President
                                           -------------------------------------------------------






                       Monthly Certificateholder Statement
                          CPS Auto Grantor Trust 1996-2
                         6.70% Asset-Backed Certificates
                                   Revision #1


Distribution Date                                              6/15/98
Collection Period                                              5/98

     Under the Pooling and  Servicing  Agreement  dated as of September 19, 1996
(the  "Agreement")  by and  among  CPS  Receivables  Corp.,  Consumer  Portfolio
Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as
Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection
Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:

     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $1,831,552.66

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $264,926.66

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $1,566,626.00

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $20.93

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $3.03

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $17.90

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                          $105,970.66

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $23,516.66

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                   $82,454.00

           (j)      Scheduled Payments due in such Collection Period                                   $1,866,814.98

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $2,067,698.02

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                               $49,946,896.65

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving effect to payments
                    allocated to principal in paragraph A.1.(c) above                                 $48,297,816.62

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9669833

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                     $100,427.87

                    The aggregate amount of the Standby Fee
           (b)      paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $3,329.79

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.15

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.04

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  2
                           Aggregate Purchase Amount                                                      $16,080.87

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $30,420.97

           (b)      Distributions (to) from Collection Account                                           ($10,208.38)
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                     $122.55

           (d)      Ending Payahead Account Balance                                                       $20,335.14

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                            $4,829,781.66
                           Spread Account Balance                                                      $4,829,781.66

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                               ($164,908.00)

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $13,382.52

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                     $63,440.63

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                139
                           Aggregate Gross Amount                                                      $1,547,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                172
                           Aggregate Gross Amount                                                      $2,181,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          6.71%

           (b)      Average Delinquency Ratio                                                                  6.85%

           (c)      Cumulative Default Ratio                                                                  14.58%

           (d)      Cumulative Net Loss Ratio                                                                  8.89%

           (e)      Is a Portfolio Performance Test violation continuing?                                         No

           (f)      Has an Insurance Agreement Event of Default occurred?                                         No
CPS Auto Grantor Trust 1996-2
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         2,647,308.29
     Lock Box NSF Items:                                                                                  (41,737.76)
     Transfers from (to) Payahead Account:                                                                 10,208.38
     Collection Account Interest                                                                           10,821.87
     Payahead Account Interest                                                                                122.55
     Total Collection Proceeds:                                                                         2,626,723.33
     For Distribution Date:                                                                                  6/15/98
     For Determination Date:                                                                                  6/8/98
     For Collection Period:                                                                                     5/98

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                 49,946,896.65
                                  Principal portion of payments collected (non-prepayments)                            1,107,899.96
                                  Prepayments in full allocable to principal                                             446,087.00
                           Collections allocable to principal                                           1,553,986.96
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                     15,571.54
                           Purchase Amounts allocable to principal                                         16,080.87

                    Total Principal                                                                     1,585,639.37

                    Realized Losses                                                                        63,440.63
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                    48,297,816.65

           Interest
                           Collections allocable to interest                                              959,798.06
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                       81,285.90

                    Total Interest                                                                      1,041,083.96

     Certificate Information
           Beginning of Period Class A Principal Balance                                               47,449,551.79
           Beginning of Period Class B Principal Balance                                                2,497,344.83

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   4,994,689.66
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           17,183.04
           Aggregate Payahead Balance                                                                      20,212.59
           Aggregate Payahead Balance for preceding Distribution Date                                      30,420.97
           Interest Earned on Payahead Balances                                                               122.55
           Scheduled Payments due in Collection Period                                                  1,866,814.98
           Scheduled Payments collected in Collection Period                                            2,067,698.02
           Aggregate Amount of Realized Losses for preceding Distribution Date                             63,440.63

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                   324.87
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     Delinquency Information                                                                                        Aggregate Gross
                                                                                                                        Amount
                                                                                                   # of Receivables of Receivables

           31 - 59 days delinquent                                                                            139      1,547,000.00
           60+ days delinquent                                                                                172      2,181,000.00

     Purchased Receivables                                                                                               Aggregate
                                                                                                                      Purchase Amt
                                                                                                   # of Receivables  of Receivables

                                                                                                               2          16,080.87

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as of the close of business on the last day of the
                    related Collection Period.                                                          3,728,000.00
           Principal Balance of all Receivables that became Purchased Receivables as of                    16,080.87
                    the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
           PrincipalBalance   of   all   Receivables   that   became   Defaulted
                    Receivables during the related Collection Period.                                     547,445.14

           Delinquency Ratio for second preceding Determination Date                                           7.12%
           Delinquency Ratio for third preceding Determination Date                                            6.72%

           Cumulative Defaults for preceding Determination Date                                        12,884,375.64

           Cumulative Net Losses for preceding Determination Date                                       8,211,471.47

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             2,513,785.02
                           Liquidation Proceeds                                                            15,571.54
                           Recoveries                                                                      81,285.90
                           Purchase Amounts                                                                16,080.87
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                  -------------------
           Total Distribution Amount                                                                    2,626,723.33

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                    1,107,899.96
                           Prepayments in full allocable to principal                                     446,087.00
                           Principal Balance of Liquidated Receivables                                     79,012.17
                           Purchase Amounts allocable to principal                                         16,080.87
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      1,649,080.00

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      1,649,080.00
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        1,566,626.00
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              1,566,626.00

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          47,449,551.79
                    Multiplied by Certificate Pass-Through Rate                                                6.70%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 264,926.66

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      1,649,080.00
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                 82,454.00

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           2,497,344.83
                    Multiplied by Certificate Pass-Through Rate                                               11.30%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         23,516.66

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           2,626,723.33
                    minus
                    Class A Principal and Interest Distributable Amount                                 1,831,552.66
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                23,516.66
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                 82,454.00
                    Class B Principal Carryover Shortfall                                                       0.00
                    Trustee distributions                                                                     949.21
                    Standby Servicer distributions                                                          3,329.79
                    Servicer distributions                                                                100,427.87
                    Collateral Agent distributions                                                            624.34
                    Reimbursement Obligations                                                              13,382.52
                                                                                                  -------------------
                                                                                                          570,486.28

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):

                                                                                 Use         Source      act distributed     Source
                                                                                 ---         ------      ---------------     ------

(i)      Standby Fee                                                            3,329.79     0.00             0.00        82,454.00
         Servicing Fee (2.0%)                                                  83,244.83     0.00             0.00             0.00
         Additional Servicing Fee Amounts                                      17,183.04     0.00             0.00             0.00
          (late fees,prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                           0.00     0.00             0.00
         Unpaid Servicing Fee from prior Collection Periods                         0.00     0.00             0.00
(ii)     Transition Expenses to Standby Servicer                                    0.00     0.00             0.00
(iii)    Trustee Fee                                                              624.34     0.00             0.00
         Trustee's out-of-pocket expenses                                         324.87     0.00             0.00
         Unpaid Trustee Fee from prior Collection Periods                           0.00     0.00             0.00
         Unpaid Trustee's out-of-pocket expenses from prior                         0.00     0.00             0.00
          Collection Periods
(iv)     Collateral Agent Fee                                                     624.34     0.00             0.00
         Collateral Agent Expenses                                                  0.00     0.00             0.00
         Unpaid Collateral Agent  Fee from prior Collection Periods                 0.00     0.00             0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods             0.00     0.00             0.00
(v) (A)  Class A Interest Distributable Amount - Current Month                264,926.66     0.00             0.00
         Prior Month(s) Class A Carryover Shortfall                                 0.00     0.00             0.00
         Class A Interest Carryover Shortfall                                       0.00     0.00             0.00
         Interest on Interest Carryover from Prior Months                           0.00     0.00             0.00
         Current Month Class A Interest Carryover Shortfall                         0.00     0.00             0.00
         Class A Interest Distributable Amount                                264,926.66     0.00             0.00
(viii)(A)Class B Coupon Interest - Unadjusted                                  23,516.66     0.00             0.00
         Class B Interest Carryover Shortfall - Previous Month(s)                   0.00     0.00             0.00        82,454.00
         Interest on B Interest Shortfall - Previous Month(s)                       0.00     0.00             0.00        82,454.00
         Interest on Interest Carryover from Prior Months                           0.00     0.00             0.00
         Current Month Class B Interest Shortfall                                   0.00     0.00             0.00
         Adjusted Class B Interest Distributable Amount                        23,516.66     0.00             0.00
(v) (B)  Class A Principal Distributable Amount - Current Month             1,566,626.00     0.00             0.00
         Class A Principal Carryover Shortfall - Previous Month(s)                  0.00     0.00             0.00
         Current Month Class A Principal Shortfall                                  0.00     0.00             0.00
         Withdrawl from Spread Account to Cover Shortfall                           0.00
         Class A Principal Distribution Amount                              1,566,626.00     0.00             0.00
(vi)     Certificate Insurer Premium                                           13,382.52     0.00             0.00
         Certificate Insurer Premium Supplement                                     0.00     0.00             0.00
         Other Reimbursement Obligations to Certificate Insurer                     0.00     0.00             0.00
(vii)    Transition Expenses to successor Servicer                                  0.00     0.00             0.00
         Class B Principal Distributable Amount - Current Month Unadjusted     82,454.00     0.00             0.00
         Class B Principal Carryover Shortfall - Previous Month(s)                  0.00     0.00             0.00
         Current Month Class B Principal Shortfall                                  0.00     0.00             0.00
         Adjusted Class B Principal Distributable Amount                       82,454.00     0.00             0.00
         Excess Interest Amount for Deposit in Spread Account                 570,486.28     0.00             0.00
                                                                                             0.00             0.00

     Certificate Balance
           Class A Beginning of Period Principal Balance                                               47,449,551.79
                    Class A Principal Distributions                                                     1,566,626.00
           Class A End of Period Principal Balance                                                     45,882,925.79

           Class B Beginning of Period Principal Balance                                                2,497,344.83
                    Class B Principal Distributable Amount                                                 82,454.00
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  2,414,890.83
                    Withdrawl from Spread Account to Cover B Shortfalls                                         0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   2,414,890.83

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          2,626,723.33
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   370,257.87
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,256,465.46

Class B Deficiency - Interest
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                   2,256,465.46
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (vi) and (x)                    23,516.66
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,232,948.80

Class A Deficiency - Principal
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                  2,232,948.80
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)B                 1,566,626.00
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           Withdrawl from Spread Account to Cover  Shortfall                                                    0.00
           If (i) is less than  sum of (ii) + (iii),  there is a  Deficiency  Claim  Amount                       NO
           Amount Remaining for Further Distribution/(Deficiency)                                         666,322.80

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                    666,322.80
     (vi)  Certificate Insurer Premium                                                                     13,382.52
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency  Amount                                                                                   0.00
           Withdrawl  from  Spread  Account  to  Cover Deficiency                                               0.00
           If (i) is less than (ii), there is a Deficiency Claim  Amount                                          NO
           Amount  Remaining  for  Further  Distribution/(Deficiency)                                     652,940.28

Class B Deficiency - Principal
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                     652,940.28
     (ii)  Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                         82,454.00
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                           NO
           Unadjusted     Amount     Remaining    for    Further Distribution/(Deficiency)                570,486.28
           Withdrawl from Spread Account to B PieceCover  Shortfalls                                            0.00
           Adjusted  Amount  Remaining for Further Distribution/(Deficiency)                              570,486.28
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              3,728,000.00
                                  Purchased receivables more than 30 days delinquent                       16,080.87
                                                                                                  -------------------
                                  Total                                                                 3,744,080.87

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                   55,763,709.54
                    Delinquency Ratio                                                                          6.71%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                6.71%
                           Delinquency Ratio for second preceding Determination Date                           7.12%
                           Delinquency Ratio for third preceding Determination Date                            6.72%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  6.85%          6.85%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                12,884,375.64
                                  Current Period Defaulted Receivables                                    547,445.14
                                                                                                  -------------------
                                  Total                                                                13,431,820.78

                                  Cumulative Defaulted Receivables                                     13,431,820.78
                                  Original Pool Balance                                                92,129,299.54

                    Cumulative Default Ratio                                                                  14.58%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                          79,012.17

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                                (96,857.44)
                                                                                                  -------------------
                                  Net Liquidation Losses                                                  (17,845.27)
                                  Cumulative Previous Net Losses                                        8,211,471.47
                                                                                                  -------------------
                                  Cumulative Net Losses                                                 8,193,626.20
                                  Original Pool Balance                                                92,129,299.54

                    Cumulative Net Loss Ratio                                                                  8.89%

Additional Pool Information:
           Weighted Average Original Term                                                                      55.54
           Weighted Average Remaining Term                                                                     36.19
           Weighted Average Annual Percentage Rate                                                            20.49%
     Spread Account
           Spread Account Cap
                           10% of Outstanding Certificate Balance                                                      4,829,781.66
                           15% of Outstanding Certificate Balance                                                      7,244,672.49
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                            N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N

                    Cap Amount                                                                          4,829,781.66

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                       2,763,878.99
                           Outstanding Certificate Balance                                                            48,297,816.62
                           Minimum Floor                                                                                 100,000.00

                    Floor Amount                                                                        2,763,878.99

           Required Spread Account Amount                                                               4,829,781.66
           Beginning of Period Spread Account Balance                                                   4,994,689.66
           Spread Account Deposit (Withdrawal) from Current Distributions                                 570,486.28
           Transfer (to) from Cross-Collateralized Spread Accounts                                        (99,671.76)
           Required addition to/(eligible withdrawal from) Spread Account                                (635,722.52)
           Earnings on Spread Account Balance                                                              25,663.91
           Amount of Spread Account deposit (withdrawal)                                                 (661,386.43)
           Amount of Withdrawl Allocated to B Piece Shortfalls                                                  0.00
           Net Spread Account Withdrawl to Seller                                                        (661,386.43)
           Ending Spread Account Balance                                                                4,829,781.66


IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio
Services, Inc,. have executed this Servicer's Certificate as of the Determination Date set forth above.

                                           CONSUMER PORTFOLIO SERVICES, INC.

                                  By:
                                           -------------------------------------------------------

                                  Name:                        James L. Stock
                                           -------------------------------------------------------
                                  Title:                       Vice President
                                           -------------------------------------------------------



                       Monthly Certificateholder Statement
                          CPS Auto Grantor Trust 1996-3
                         6.30% Asset-Backed Certificates
                                   Revision #1

Distribution Date                                               6/15/98
Collection Period                                               5/98

     Under the Pooling and  Servicing  Agreement  dated as of December  19, 1996
(the  "Agreement")  by and  among  CPS  Receivables  Corp.,  Consumer  Portfolio
Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as
Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection
Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:

     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $2,313,522.32

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $291,782.54

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $2,021,739.78

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $26.23

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $3.31

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $22.92

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                          $131,149.15

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $24,741.79

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                  $106,407.36

           (j)      Scheduled Payments due in such Collection Period                                   $2,028,923.49

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $1,809,753.41

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                               $58,502,764.61

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving effect to payments
                    allocated to principal in paragraph A.1.(c) above                                 $56,374,617.46

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9636231

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                     $117,577.40

                    The aggregate amount of the Standby Fee
           (b)      paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $3,900.18

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.33

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.04

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  3
                           Aggregate Purchase Amount                                                      $33,342.13

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $28,756.47

           (b)      Distributions (to) from Collection Account                                            ($9,047.26)
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                     $128.79

           (d)      Ending Payahead Account Balance                                                       $19,838.00

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                            $5,637,461.75
                           Spread Account Balance                                                      $5,637,461.75

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                               ($226,019.55)

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $15,620.47

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                    $445,176.60

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                158
                           Aggregate Gross Amount                                                      $1,810,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                204
                           Aggregate Gross Amount                                                      $2,693,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          6.90%

           (b)      Average Delinquency Ratio                                                                  6.99%

           (c)      Cumulative Default Ratio                                                                  11.98%

           (d)      Cumulative Net Loss Ratio                                                                  7.92%

           (e)      Is a Portfolio Performance Test violation continuing?                                         No

           (f)      Has an Insurance Agreement Event of Default occurred?                                         No
CPS Auto Grantor Trust 1996-3
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         2,661,805.65
     Lock Box NSF Items:                                                                                  (40,668.09)
     Transfers from (to) Payahead Account:                                                                  9,047.26
     Collection Account Interest                                                                           11,237.42
     Payahead Account Interest                                                                                128.79
     Total Collection Proceeds:                                                                         2,641,551.03
     For Distribution Date:                                                                                  6/15/98
     For Determination Date:                                                                                  6/8/98
     For Collection Period:                                                                                     5/98

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                 58,502,764.61
                                  Principal portion of payments collected (non-prepayments)                              918,055.02
                                  Prepayments in full allocable to principal                                             481,629.00
                           Collections allocable to principal                                           1,399,684.02
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                    249,944.39
                           Purchase Amounts allocable to principal                                         33,342.13
                                                                                                  -------------------
                    Total Principal                                                                     1,682,970.54

                    Realized Losses                                                                       445,176.60
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                    56,374,617.47

           Interest
                           Collections allocable to interest                                              891,698.39
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                       66,882.10
                                                                                                  -------------------
                    Total Interest                                                                        958,580.49

     Certificate Information
           Beginning of Period Class A Principal Balance                                               55,577,626.35
           Beginning of Period Class B Principal Balance                                                2,925,138.25

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   5,863,481.30
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           20,072.79
           Aggregate Payahead Balance                                                                      19,709.21
           Aggregate Payahead Balance for preceding Distribution Date                                      28,756.47
           Interest Earned on Payahead Balances                                                               128.79
           Scheduled Payments due in Collection Period                                                  2,028,923.49
           Scheduled Payments collected in Collection Period                                            1,809,753.41
           Aggregate Amount of Realized Losses for preceding Distribution Date                            445,176.60

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                   381.78
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     Delinquency Information                                                                                        Aggregate Gross
                                                                                                                          Amount
                                                                                                   # of Receivables  of Receivables

           31 - 59 days delinquent                                                                             158     1,810,000.00
           60+ days delinquent                                                                                 204     2,693,000.00

     Purchased Receivables                                                                                               Aggregate
                                                                                                                       Purchase Amt
                                                                                                   # of Receivables  of Receivables

                                                                                                                 3        33,342.13

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as of the close of business on the last day of the
                    related Collection Period.                                                          4,503,000.00
           Principal Balance of all Receivables that became Purchased Receivables as of                    33,342.13
                    the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
           PrincipalBalance   of   all   Receivables   that   became   Defaulted
                    Receivables during the related Collection Period.                                     719,167.68

           Delinquency Ratio for second preceding Determination Date                                           6.96%
           Delinquency Ratio for third preceding Determination Date                                            7.11%

           Cumulative Defaults for preceding Determination Date                                        10,405,134.18

           Cumulative Net Losses for preceding Determination Date                                       6,973,705.13

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             2,291,382.41
                           Liquidation Proceeds                                                           249,944.39
                           Recoveries                                                                      66,882.10
                           Purchase Amounts                                                                33,342.13
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                  -------------------
           Total Distribution Amount                                                                    2,641,551.03

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                      918,055.02
                           Prepayments in full allocable to principal                                     481,629.00
                           Principal Balance of Liquidated Receivables                                    695,120.99
                           Purchase Amounts allocable to principal                                         33,342.13
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      2,128,147.14

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      2,128,147.14
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        2,021,739.78
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              2,021,739.78

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          55,577,626.35
                    Multiplied by Certificate Pass-Through Rate                                                6.30%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 291,782.54

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      2,128,147.14
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                106,407.36

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           2,925,138.25
                    Multiplied by Certificate Pass-Through Rate                                               10.15%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         24,741.79

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           2,641,551.03
                    minus
                    Class A Principal and Interest Distributable Amount                                 2,313,522.32
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                24,741.79
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                106,407.36
                    Class B Principal Carryover Shortfall                                                       0.00
                    Trustee distributions                                                                   1,113.06
                    Standby Servicer distributions                                                          3,900.18
                    Servicer distributions                                                                117,577.40
                    Collateral Agent distributions                                                            731.28
                    Reimbursement Obligations                                                              15,620.47
                                                                                                  -------------------
                                                                                                           57,937.17

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):

                                                                           Use         Source      act distributed       Source
                                                                           ---         ------      ---------------       ------

(i)      Standby Fee                                                     3,900.18    2,641,551.03         3,900.18     2,641,551.03
         Servicing Fee (2.0%)                                           97,504.61    2,637,650.85        97,504.61             0.00
         Additional Servicing Fee Amounts                               20,072.79    2,540,146.24        20,072.79             0.00
          (late fees,prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                    0.00    2,520,073.45             0.00
         Unpaid Servicing Fee from prior Collection Periods                  0.00    2,520,073.45             0.00
(ii)     Transition Expenses to Standby Servicer                             0.00    2,520,073.45             0.00
(iii)    Trustee Fee                                                       731.28    2,520,073.45           731.28
         Trustee's out-of-pocket expenses                                  381.78    2,519,342.17           381.78
         Unpaid Trustee Fee from prior Collection Periods                    0.00    2,518,960.39             0.00
         Unpaid Trustee's out-of-pocket expenses from prior                  0.00    2,518,960.39             0.00
          Collection Periods
(iv)     Collateral Agent Fee                                              731.28    2,518,960.39           731.28
         Collateral Agent Expenses                                           0.00    2,518,229.11             0.00
         Unpaid Collateral Agent  Fee from prior                             0.00    2,518,229.11             0.00
          Collection Periods
         Unpaid Collateral Agent Expenses from prior                         0.00    2,518,229.11             0.00
          Collection Periods
(v) (A)  Class A Interest Distributable Amount - Current Month         291,782.54    2,518,229.11       291,782.54
         Prior Month(s) Class A Carryover Shortfall                          0.00    2,226,446.57             0.00
         Class A Interest Carryover Shortfall                                0.00    2,226,446.57             0.00
         Interest on Interest Carryover from Prior Months                    0.00    2,226,446.57             0.00
         Current Month Class A Interest Carryover Shortfall                  0.00    2,226,446.57             0.00
         Class A Interest Distributable Amount                         291,782.54    2,226,446.57       291,782.54
(viii)(A)Class B Coupon Interest - Unadjusted                           24,741.79    1,934,664.03        24,741.79
         Class B Interest Carryover Shortfall - Previous Month(s)            0.00    1,909,922.24             0.00
         Interest on B Interest Shortfall - Previous Month(s)                0.00    1,909,922.24             0.00
         Interest on Interest Carryover from Prior Months                    0.00    1,909,922.24             0.00
         Current Month Class B Interest Shortfall                            0.00    1,909,922.24             0.00
         Adjusted Class B Interest Distributable Amount                 24,741.79    1,909,922.24        24,741.79
(v) (B)  Class A Principal Distributable Amount - Current Month      2,021,739.78    1,885,180.45     1,885,180.45       619,811.25
         Class A Principal Carryover Shortfall - Previous Month(s)           0.00            0.00             0.00
         Current Month Class A Principal Shortfall                           0.00            0.00             0.00
         Withdrawl from Spread Account to Cover Shortfall                    0.00
         Class A Principal Distribution Amount                       2,021,739.78            0.00             0.00             0.00
(vi)     Certificate Insurer Premium                                    15,620.47            0.00             0.00
         Certificate Insurer Premium Supplement                              0.00            0.00             0.00
         Other Reimbursement Obligations to Certificate Insurer              0.00            0.00             0.00
(vii)    Transition Expenses to successor Servicer                           0.00            0.00             0.00
         Class B Principal Distributable Amount - Current              106,407.36            0.00             0.00
          Month Unadjusted
         Class B Principal Carryover Shortfall - Previous Month(s)           0.00            0.00             0.00
         Current Month Class B Principal Shortfall                           0.00            0.00             0.00
         Adjusted Class B Principal Distributable Amount               106,407.36            0.00             0.00
         Excess Interest Amount for Deposit in Spread Account           57,937.17            0.00             0.00
                                                                                             0.00             0.00

     Certificate Balance
           Class A Beginning of Period Principal Balance                                               55,577,626.35
                    Class A Principal Distributions                                                     2,021,739.78
           Class A End of Period Principal Balance                                                     53,555,886.57

           Class B Beginning of Period Principal Balance                                                2,925,138.25
                    Class B Principal Distributable Amount                                                106,407.36
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  2,818,730.89
                    Withdrawl from Spread Account to Cover B Shortfalls                                         0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   2,818,730.89

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          2,641,551.03
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   415,104.46
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,226,446.57

Class B Deficiency - Interest
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                   2,226,446.57
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (vi) and (x)                    24,741.79
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,201,704.78

Class A Deficiency - Principal
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                  2,201,704.78
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)B                 2,021,739.78
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           Withdrawl from Spread Account to Cover  Shortfall                                                    0.00
           If (i) is less than  sum of (ii) + (iii),  there is a  Deficiency  Claim  Amount                       NO
           Amount Remaining for Further Distribution/(Deficiency)                                         179,965.00

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                    179,965.00
     (vi)  Certificate Insurer Premium                                                                     15,620.47
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency  Amount                                                                                   0.00
           Withdrawl  from  Spread  Account  to  Cover Deficiency                                               0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount  Remaining  for  Further  Distribution/(Deficiency)                                     164,344.53

Class B Deficiency - Principal
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                     164,344.53
     (ii)  Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                        106,407.36
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                           NO
           Unadjusted     Amount     Remaining    for    Further Distribution/(Deficiency)                 57,937.17
           Withdrawl from Spread Account to B PieceCover  Shortfalls                                            0.00
           Adjusted  Amount  Remaining for Further Distribution/(Deficiency)                               57,937.17
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              4,503,000.00
                                  Purchased receivables more than 30 days delinquent                       33,342.13
                                                                                                  -------------------
                                  Total                                                                 4,536,342.13

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                   65,733,341.59
                    Delinquency Ratio                                                                          6.90%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                6.90%
                           Delinquency Ratio for second preceding Determination Date                           6.96%
                           Delinquency Ratio for third preceding Determination Date                            7.11%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  6.99%          6.99%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                10,405,134.18
                                  Current Period Defaulted Receivables                                    719,167.68
                                                                                                  -------------------
                                  Total                                                                11,124,301.86

                                  Cumulative Defaulted Receivables                                     11,124,301.86
                                  Original Pool Balance                                                92,857,811.12

                    Cumulative Default Ratio                                                                  11.98%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                         695,120.99

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                               (316,826.49)
                                                                                                  -------------------
                                  Net Liquidation Losses                                                  378,294.50
                                  Cumulative Previous Net Losses                                        6,973,705.13
                                                                                                  -------------------
                                  Cumulative Net Losses                                                 7,351,999.63
                                  Original Pool Balance                                                92,857,811.12

                    Cumulative Net Loss Ratio                                                                  7.92%

Additional Pool Information:
           Weighted Average Original Term                                                                      56.03
           Weighted Average Remaining Term                                                                     39.39
           Weighted Average Annual Percentage Rate                                                            20.53%
     Spread Account
           Spread Account Cap
                           10% of Outstanding Certificate Balance                                                      5,637,461.75
                           15% of Outstanding Certificate Balance                                                      8,456,192.62
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                           N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                           N

                    Cap Amount                                                                          5,637,461.75

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                       2,785,734.33
                           Outstanding Certificate Balance                                                            56,374,617.46
                           Minimum Floor                                                                                 100,000.00

                    Floor Amount                                                                        2,785,734.33

           Required Spread Account Amount                                                               5,637,461.75
           Beginning of Period Spread Account Balance                                                   5,863,481.30
           Spread Account Deposit (Withdrawal) from Current Distributions                                  57,937.17
           Transfer (to) from Cross-Collateralized Spread Accounts                                        (41,126.83)
           Required addition to/(eligible withdrawal from) Spread Account                                (242,829.89)
           Earnings on Spread Account Balance                                                              30,073.15
           Amount of Spread Account deposit (withdrawal)                                                 (272,903.04)
           Amount of Withdrawl Allocated to B Piece Shortfalls                                                  0.00
           Net Spread Account Withdrawl to Seller                                                        (272,903.04)
           Ending Spread Account Balance                                                                5,637,461.75


IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio
Services, Inc,. have executed this Servicer's Certificate as of the Determination Date set forth above.

                                           CONSUMER PORTFOLIO SERVICES, INC.

                                  By:
                                           -------------------------------------------------------

                                  Name:                        James L. Stock
                                           -------------------------------------------------------
                                  Title:                       Vice President
                                           -------------------------------------------------------


                                           Current month excess servicing fee                           #REF!



                       Monthly Certificateholder Statement
                          CPS Auto Grantor Trust 1997-1
                         6.55% Asset-Backed Certificates
                                   Revision #1

Distribution Date                                                6/15/98
Collection Period                                                5/98

     Under the Pooling and Servicing  Agreement  dated as of March 17, 1997 (the
"Agreement") by and among CPS Receivables Corp.,  Consumer  Portfolio  Services,
Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection
Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:

     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $2,857,250.17

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $370,074.47

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $2,487,175.70

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $29.39

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $3.81

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $25.59

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                          $165,577.09

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $34,673.11

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                  $130,903.98

           (j)      Scheduled Payments due in such Collection Period                                   $2,350,217.63

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $2,143,805.14

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                               $71,368,318.01

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving effect to payments
                    allocated to principal in paragraph A.1.(c) above                                 $68,822,503.51

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9643285

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                     $138,167.51

                    The aggregate amount of the Standby Fee
           (b)      paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $4,757.89

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.42

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.05

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  1
                           Aggregate Purchase Amount                                                       $5,899.86

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $30,823.70

           (b)      Distributions (to) from Collection Account                                            ($3,622.44)
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                     $356.82

           (d)      Ending Payahead Account Balance                                                       $27,558.08

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                            $6,882,250.35
                           Spread Account Balance                                                      $6,882,250.35

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                               ($269,555.60)

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $19,049.55

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                    $662,475.32

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                209
                           Aggregate Gross Amount                                                      $2,503,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                236
                           Aggregate Gross Amount                                                      $3,071,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          6.97%

           (b)      Average Delinquency Ratio                                                                  7.06%

           (c)      Cumulative Default Ratio                                                                  11.45%

           (d)      Cumulative Net Loss Ratio                                                                  6.90%

           (e)      Is a Portfolio Performance Test violation continuing?                                         No

           (f)      Has an Insurance Agreement Event of Default occurred?                                         No
CPS Auto Grantor Trust 1997-1
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         3,144,092.26
     Lock Box NSF Items:                                                                                  (47,086.60)
     Transfers from (to) Payahead Account:                                                                  3,622.44
     Collection Account Interest                                                                           13,801.75
     Payahead Account Interest                                                                                356.82
     Total Collection Proceeds:                                                                         3,114,786.67
     For Distribution Date:                                                                                  6/15/98
     For Determination Date:                                                                                  6/8/98
     For Collection Period:                                                                                     5/98

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                 71,368,318.01
                                  Principal portion of payments collected (non-prepayments)                            1,060,057.93
                                  Prepayments in full allocable to principal                                             524,606.00
                           Collections allocable to principal                                           1,584,663.93
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                    365,040.57
                           Purchase Amounts allocable to principal                                          5,899.86
                                                                                                  -------------------
                    Total Principal                                                                     1,955,604.36

                    Realized Losses                                                                       662,475.32
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                    68,750,238.33

           Interest
                           Collections allocable to interest                                            1,083,747.21
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                       75,435.10
                                                                                                  -------------------
                    Total Interest                                                                      1,159,182.31

     Certificate Information
           Beginning of Period Class A Principal Balance                                               67,799,902.11
           Beginning of Period Class B Principal Balance                                                3,568,415.90

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   7,151,805.95
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           19,220.31
           Aggregate Payahead Balance                                                                      27,201.26
           Aggregate Payahead Balance for preceding Distribution Date                                      30,823.70
           Interest Earned on Payahead Balances                                                               356.82
           Scheduled Payments due in Collection Period                                                  2,350,217.63
           Scheduled Payments collected in Collection Period                                            2,143,805.14
           Aggregate Amount of Realized Losses for preceding Distribution Date                            662,475.32

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                   465.44
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     Delinquency Information                                                                                        Aggregate Gross
                                                                                                                        Amount
                                                                                                   # of Receivables  of Receivables

           31 - 59 days delinquent                                                                             209     2,503,000.00
           60+ days delinquent                                                                                 236     3,071,000.00

     Purchased Receivables                                                                                                Aggregate
                                                                                                                       Purchase Amt
                                                                                                   # of Receivables  of Receivables

                                                                                                                 1         5,899.86

     Information for Portfolio Performance Tests
           PrincipalBalance of all  Receivables  delinquent more than 30 days as of the close of business on the last day of the
                    related Collection Period.                                                          5,574,000.00
           Principal Balance of all Receivables that became Purchased Receivables as of                     5,899.86
                    the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
           PrincipalBalance   of   all   Receivables   that   became   Defaulted
                    Receivables during the related Collection Period.                                     841,522.99

           Delinquency Ratio for second preceding Determination Date                                           7.18%
           Delinquency Ratio for third preceding Determination Date                                            7.02%

           Cumulative Defaults for preceding Determination Date                                        10,877,989.46

           Cumulative Net Losses for preceding Determination Date                                       6,476,256.02

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             2,668,411.14
                           Liquidation Proceeds                                                           365,040.57
                           Recoveries                                                                      75,435.10
                           Purchase Amounts                                                                 5,899.86
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                  -------------------
           Total Distribution Amount                                                                    3,114,786.67

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                    1,060,057.93
                           Prepayments in full allocable to principal                                     524,606.00
                           Principal Balance of Liquidated Receivables                                  1,027,515.89
                           Purchase Amounts allocable to principal                                          5,899.86
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      2,618,079.68

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      2,618,079.68
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        2,487,175.70
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              2,487,175.70

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          67,799,902.11
                    Multiplied by Certificate Pass-Through Rate                                                6.55%
                    Multiplied by 30/360, or for the first Distribution Date, by 29/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 370,074.47

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      2,618,079.68
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                130,903.98

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           3,568,415.90
                    Multiplied by Certificate Pass-Through Rate                                               11.66%
                    Multiplied by 30/360, or for the first Distribution Date, by 29/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         34,673.11

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           3,114,786.67
                    minus
                    Class A Principal and Interest Distributable Amount                                 2,857,250.17
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                34,673.11
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                130,903.98
                    Class B Principal Carryover Shortfall                                                       0.00
                    Trustee distributions                                                                   1,357.54
                    Standby Servicer distributions                                                          4,757.89
                    Servicer distributions                                                                138,167.51
                    Collateral Agent distributions                                                            892.10
                    Reimbursement Obligations                                                              19,049.55
                                                                                                  -------------------
                                                                                                                0.00

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):

                                                                                 Use         Source      act distributed     Source
                                                                                 ---         ------      ---------------     ------

(i)      Standby Fee                                                            4,757.89   3,114,786.67      4,757.89  3,114,786.67
         Servicing Fee (2.0%)                                                 118,947.20   3,110,028.78    118,947.20          0.00
         Additional Servicing Fee Amounts                                      19,220.31   2,991,081.58     19,220.31          0.00
          (late fees,prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                           0.00   2,971,861.27          0.00
         Unpaid Servicing Fee from prior Collection Periods                         0.00   2,971,861.27          0.00
(ii)     Transition Expenses to Standby Servicer                                    0.00   2,971,861.27          0.00
(iii)    Trustee Fee                                                              892.10   2,971,861.27        892.10
         Trustee's out-of-pocket expenses                                         465.44   2,970,969.17        465.44
         Unpaid Trustee Fee from prior Collection Periods                           0.00   2,970,503.73          0.00
         Unpaid Trustee's out-of-pocket expenses from prior                         0.00   2,970,503.73          0.00
          Collection Periods
(iv)     Collateral Agent Fee                                                     892.10   2,970,503.73        892.10
         Collateral Agent Expenses                                                  0.00   2,969,611.63          0.00
         Unpaid Collateral Agent  Fee from prior Collection Periods                 0.00   2,969,611.63          0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods             0.00   2,969,611.63          0.00
(v) (A)  Class A Interest Distributable Amount - Current Month                370,074.47   2,969,611.63    370,074.47
         Prior Month(s) Class A Carryover Shortfall                                 0.00   2,599,537.16          0.00
         Class A Interest Carryover Shortfall                                       0.00   2,599,537.16          0.00
         Interest on Interest Carryover from Prior Months                           0.00   2,599,537.16          0.00
         Current Month Class A Interest Carryover Shortfall                         0.00   2,599,537.16          0.00
         Class A Interest Distributable Amount                                370,074.47   2,599,537.16    370,074.47
(viii)(A)Class B Coupon Interest - Unadjusted                                  34,673.11   2,229,462.69     34,673.11
         Class B Interest Carryover Shortfall - Previous Month(s)                   0.00   2,194,789.58          0.00
         Interest on B Interest Shortfall - Previous Month(s)                       0.00   2,194,789.58          0.00
         Interest on Interest Carryover from Prior Months                           0.00   2,194,789.58          0.00
         Current Month Class B Interest Shortfall                                   0.00   2,194,789.58          0.00
         Adjusted Class B Interest Distributable Amount                        34,673.11   2,194,789.58     34,673.11
(v) (B)  Class A Principal Distributable Amount - Current Month             2,487,175.70   2,160,116.47  2,160,116.47    627,610.97
         Class A Principal Carryover Shortfall - Previous Month(s)                  0.00           0.00          0.00
         Current Month Class A Principal Shortfall                                  0.00           0.00          0.00
         Withdrawl from Spread Account to Cover Shortfall                           0.00
         Class A Principal Distribution Amount                              2,487,175.70           0.00          0.00          0.00
(vi)     Certificate Insurer Premium                                           19,049.55           0.00          0.00
         Certificate Insurer Premium Supplement                                     0.00           0.00          0.00
         Other Reimbursement Obligations to Certificate Insurer                     0.00           0.00          0.00
(vii)    Transition Expenses to successor Servicer                                  0.00           0.00          0.00
         Class B Principal Distributable Amount - Current                     130,903.98           0.00          0.00
          Month Unadjusted
         Class B Principal Carryover Shortfall - Previous Month(s)                  0.00           0.00          0.00
         Current Month Class B Principal Shortfall                            (72,265.18)          0.00    (72,265.18)
         Adjusted Class B Principal Distributable Amount                       58,638.81      72,265.18     58,638.81
         Excess Interest Amount for Deposit in Spread Account                       0.00      13,626.37          0.00
                                                                                              13,626.37     13,626.37

     Certificate Balance
           Class A Beginning of Period Principal Balance                                               67,799,902.11
                    Class A Principal Distributions                                                     2,487,175.70
           Class A End of Period Principal Balance                                                     65,312,726.41

           Class B Beginning of Period Principal Balance                                                3,568,415.90
                    Class B Principal Distributable Amount                                                 58,638.81
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  3,509,777.09
                    Withdrawl from Spread Account to Cover B Shortfalls                                    72,265.18
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   3,437,511.92

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          3,114,786.67
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   515,249.51
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,599,537.16

Class B Deficiency - Interest
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                   2,599,537.16
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (vi) and (x)                    34,673.11
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,564,864.05

Class A Deficiency - Principal
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                  2,564,864.05
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)B                 2,487,175.70
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           Withdrawl from Spread Account to Cover  Shortfall                                                    0.00
           If (i) is less than  sum of (ii) + (iii),  there is a  Deficiency  Claim  Amount                       NO
           Amount Remaining for Further Distribution/(Deficiency)                                          77,688.35

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                     77,688.35
     (vi)  Certificate Insurer Premium                                                                     19,049.55
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency  Amount                                                                                   0.00
           Withdrawl  from  Spread  Account  to  Cover Deficiency                                               0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount  Remaining  for  Further  Distribution/(Deficiency)                                      58,638.81

Class B Deficiency - Principal
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                      58,638.81
     (ii)  Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                        130,903.98
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                          YES
           Unadjusted     Amount    Remaining    for    Further Distribution/(Deficiency)                 (72,265.18)
           Withdrawl from Spread Account to B PieceCover Shortfalls                                       (72,265.18)
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                                      0.00
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              5,574,000.00
                                  Purchased receivables more than 30 days delinquent                        5,899.86
                                                                                                  -------------------
                                  Total                                                                 5,579,899.86

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                   80,055,983.02
                    Delinquency Ratio                                                                          6.97%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                6.97%
                           Delinquency Ratio for second preceding Determination Date                           7.18%
                           Delinquency Ratio for third preceding Determination Date                            7.02%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  7.06%          7.06%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                10,877,989.46
                                  Current Period Defaulted Receivables                                    841,522.99
                                                                                                  -------------------
                                  Total                                                                11,719,512.45

                                  Cumulative Defaulted Receivables                                     11,719,512.45
                                  Original Pool Balance                                               102,327,009.71

                    Cumulative Default Ratio                                                                  11.45%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                       1,027,515.89

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                               (440,475.67)
                                                                                                  -------------------
                                  Net Liquidation Losses                                                  587,040.22
                                  Cumulative Previous Net Losses                                        6,476,256.02
                                                                                                  -------------------
                                  Cumulative Net Losses                                                 7,063,296.24
                                  Original Pool Balance                                               102,327,009.71

                    Cumulative Net Loss Ratio                                                                  6.90%

Additional Pool Information:
           Weighted Average Original Term                                                                      56.35
           Weighted Average Remaining Term                                                                     42.26
           Weighted Average Annual Percentage Rate                                                            20.56%
     Spread Account
           Spread Account Cap
                           10% of Outstanding Certificate Balance                                                      6,882,250.35
                           15% of Outstanding Certificate Balance                                                     10,323,375.53
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                            N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N

                    Cap Amount                                                                          6,882,250.35

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                       3,069,810.29
                           Outstanding Certificate Balance                                                            68,822,503.51
                           Minimum Floor                                                                                 100,000.00

                    Floor Amount                                                                        3,069,810.29

           Required Spread Account Amount                                                               6,882,250.35
           Beginning of Period Spread Account Balance                                                   7,151,805.95
           Spread Account Deposit (Withdrawal) from Current Distributions                                       0.00
           Transfer (to) from Cross-Collateralized Spread Accounts                                        (30,633.34)
           Required addition to/(eligible withdrawal from) Spread Account                                (238,922.26)
           Earnings on Spread Account Balance                                                              36,614.92
           Amount of Spread Account deposit (withdrawal)                                                 (275,537.18)
           Amount of Withdrawl Allocated to B Piece Shortfalls                                             72,265.18
           Net Spread Account Withdrawl to Seller                                                        (203,272.00)
           Ending Spread Account Balance                                                                6,882,250.35


IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio
Services, Inc,. have executed this Servicer's Certificate as of the Determination Date set forth above.

                                           CONSUMER PORTFOLIO SERVICES, INC.

                                  By:
                                           -------------------------------------------------------

                                  Name:                        James L. Stock
                                           -------------------------------------------------------
                                  Title:                       Vice President
                                           -------------------------------------------------------









                       Monthly Certificateholder Statement
                          CPS Auto Grantor Trust 1997-2
                         6.65% Asset-Backed Certificates
                                   Revision #1

Distribution Date                                         6/15/98
Collection Period                                         5/98

     Under the Pooling  and  Servicing  Agreement  dated as of May 30, 1997 (the
"Agreement") by and among CPS Receivables Corp.,  Consumer  Portfolio  Services,
Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection
Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:


     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $4,302,103.64

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $486,197.17

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $3,815,906.47

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $37.94

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $4.29

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $33.65

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                           $44,021.33

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $44,021.33

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                        $0.00

           (j)      Scheduled Payments due in such Collection Period                                   $2,886,602.78

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $2,597,829.74

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                               $92,352,450.94

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving effect to payments
                    allocated to principal in paragraph A.1.(c) above                                 $88,536,544.47

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9586810

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                     $180,389.04

                    The aggregate amount of the Standby Fee
           (b)      paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $6,156.83

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.59

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.05

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  4
                           Aggregate Purchase Amount                                                      $36,467.88

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $40,693.73

           (b)      Distributions (to) from Collection Account                                           ($14,527.58)
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                     $159.14

           (d)      Ending Payahead Account Balance                                                       $26,325.29

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                            $7,968,289.00
                           Spread Account Balance                                                      $7,968,289.00

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                               ($359,276.64)

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $24,476.35

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                  $1,541,370.57

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                283
                           Aggregate Gross Amount                                                      $3,581,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                212
                           Aggregate Gross Amount                                                      $2,947,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          6.44%

           (b)      Average Delinquency Ratio                                                                  6.46%

           (c)      Cumulative Default Ratio                                                                   8.50%

           (d)      Cumulative Net Loss Ratio                                                                  5.24%

           (e)      Is a Portfolio Performance Test violation continuing?                                         No

           (f)      Has an Insurance Agreement Event of Default occurred?                                         No
CPS Auto Grantor Trust 1997-2
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         3,963,761.69
     Lock Box NSF Items:                                                                                  (52,231.20)
     Transfers from (to) Payahead Account:                                                                 14,527.58
     Collection Account Interest                                                                           15,777.04
     Payahead Account Interest                                                                                159.14
     Total Collection Proceeds:                                                                         3,941,994.25
     For Distribution Date:                                                                                  6/15/98
     For Determination Date:                                                                                  6/8/98
     For Collection Period:                                                                                     5/98

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                 92,352,450.94
                                  Principal portion of payments collected (non-prepayments)                            1,206,977.71
                                  Prepayments in full allocable to principal                                             640,307.00
                           Collections allocable to principal                                           1,847,284.71
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                    591,620.49
                           Purchase Amounts allocable to principal                                         36,467.88
                                                                                                  -------------------
                    Total Principal                                                                     2,475,373.08

                    Realized Losses                                                                     1,541,370.57
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                    88,335,707.29

           Interest
                           Collections allocable to interest                                            1,390,852.03
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                       75,769.14
                                                                                                  -------------------
                    Total Interest                                                                      1,466,621.17

     Certificate Information
           Beginning of Period Class A Principal Balance                                               87,734,828.41
           Beginning of Period Class B Principal Balance                                                4,617,622.53

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   8,327,565.64
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           26,468.29
           Aggregate Payahead Balance                                                                      26,166.15
           Aggregate Payahead Balance for preceding Distribution Date                                      40,693.73
           Interest Earned on Payahead Balances                                                               159.14
           Scheduled Payments due in Collection Period                                                  2,886,602.78
           Scheduled Payments collected in Collection Period                                            2,597,829.74
           Aggregate Amount of Realized Losses for preceding Distribution Date                          1,541,370.57

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                   541.99
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     Delinquency Information                                                                                        Aggregate Gross
                                                                                                                        Amount
                                                                                                   # of Receivables  of Receivables

           31 - 59 days delinquent                                                                            283      3,581,000.00
           60+ days delinquent                                                                                212      2,947,000.00

     Purchased Receivables                                                                                              Aggregate
                                                                                                                      Purchase Amt
                                                                                                   # of Receivables  of Receivables

                                                                                                                4         36,467.88

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as of the close of business on the last day of the
                    related Collection Period.                                                          6,528,000.00
           PrincipalBalance   of   all   Receivables   that   became   Purchased
                    Receivables  as of  the close of  business on the
                    last day of the  related  Collection  Period  and that  were
                    delinquent 30 days or more.                                                            36,467.88
           PrincipalBalance   of   all   Receivables   that   became   Defaulted
                    Receivables  during  the  related  Collection
                    Period.                                                                             1,037,606.11

           Delinquency Ratio for second preceding Determination Date                                           6.58%
           Delinquency Ratio for third preceding Determination Date                                            6.37%

           Cumulative Defaults for preceding Determination Date                                         9,105,670.24

           Cumulative Net Losses for preceding Determination Date                                       4,789,844.53

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             3,238,136.74
                           Liquidation Proceeds                                                           591,620.49
                           Recoveries                                                                      75,769.14
                           Purchase Amounts                                                                36,467.88
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                  -------------------
           Total Distribution Amount                                                                    3,941,994.25

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                    1,206,977.71
                           Prepayments in full allocable to principal                                     640,307.00
                           Principal Balance of Liquidated Receivables                                  2,132,991.06
                           Purchase Amounts allocable to principal                                         36,467.88
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      4,016,743.65

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      4,016,743.65
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        3,815,906.47
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              3,815,906.47

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          87,734,828.41
                    Multiplied by Certificate Pass-Through Rate                                                6.65%
                    Multiplied by 30/360, or for the first Distribution Date, by 16/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 486,197.17

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      4,016,743.65
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                200,837.18

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           4,617,622.53
                    Multiplied by Certificate Pass-Through Rate                                               11.44%
                    Multiplied by 30/360, or for the first Distribution Date, by 16/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         44,021.33

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           3,941,994.25
                    minus
                    Class A Principal and Interest Distributable Amount                                 4,302,103.64
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                44,021.33
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                200,837.18
                    Class B Principal Carryover Shortfall                                                       0.00
                    Trustee distributions                                                                   1,696.40
                    Standby Servicer distributions                                                          6,156.83
                    Servicer distributions                                                                180,389.04
                    Collateral Agent distributions                                                          1,154.41
                    Reimbursement Obligations                                                              24,476.35
                                                                                                  -------------------
                                                                                                                0.00

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):

                                                                                 Use         Source      act distributed     Source
                                                                                 ---         ------      ---------------     ------

(i)      Standby Fee                                                             6,156.83   3,941,994.25       6,156.83
         Servicing Fee (2.0%)                                                  153,920.75   3,935,837.42     153,920.75        0.00
         Additional Servicing Fee Amounts                                       26,468.29   3,781,916.67      26,468.29        0.00
          (late fees,prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                            0.00   3,755,448.38           0.00
         Unpaid Servicing Fee from prior Collection Periods                          0.00   3,755,448.38           0.00
(ii)     Transition Expenses to Standby Servicer                                     0.00   3,755,448.38           0.00
(iii)    Trustee Fee                                                             1,154.41   3,755,448.38       1,154.41
         Trustee's out-of-pocket expenses                                          541.99   3,754,293.97         541.99
         Unpaid Trustee Fee from prior Collection Periods                            0.00   3,753,751.98           0.00
         Unpaid Trustee's out-of-pocket expenses from prior                          0.00   3,753,751.98           0.00
          Collection Periods
(iv)     Collateral Agent Fee                                                    1,154.41   3,753,751.98       1,154.41
         Collateral Agent Expenses                                                   0.00   3,752,597.57           0.00
         Unpaid Collateral Agent  Fee from prior Collection Periods                  0.00   3,752,597.57           0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods              0.00   3,752,597.57           0.00
(v) (A)  Class A Interest Distributable Amount - Current Month                 486,197.17   3,752,597.57     486,197.17
         Prior Month(s) Class A Carryover Shortfall                                  0.00   3,266,400.40           0.00
         Class A Interest Carryover Shortfall                                        0.00   3,266,400.40           0.00
         Interest on Interest Carryover from Prior Months                            0.00   3,266,400.40           0.00
         Current Month Class A Interest Carryover Shortfall                          0.00   3,266,400.40           0.00
         Class A Interest Distributable Amount                                 486,197.17   3,266,400.40     486,197.17
(viii)(A)Class B Coupon Interest - Unadjusted                                   44,021.33   2,780,203.23      44,021.33
         Class B Interest Carryover Shortfall - Previous Month(s)                    0.00   2,736,181.90           0.00
         Interest on B Interest Shortfall - Previous Month(s)                        0.00   2,736,181.90           0.00
         Interest on Interest Carryover from Prior Months                            0.00   2,736,181.90           0.00
         Current Month Class B Interest Shortfall                                    0.00   2,736,181.90           0.00
         Adjusted Class B Interest Distributable Amount                         44,021.33   2,736,181.90      44,021.33
(v) (B)  Class A Principal Distributable Amount - Current Month              3,815,906.47   2,692,160.57   2,692,160.57  126,087.78
         Class A Principal Carryover Shortfall - Previous Month(s)                   0.00           0.00           0.00
         Current Month Class A Principal Shortfall                            (593,527.40)          0.00    (593,527.40)
         Withdrawl from Spread Account to Cover Shortfall                      593,527.40
         Class A Principal Distribution Amount                               3,815,906.47     593,527.40     593,527.40        0.00
(vi)     Certificate Insurer Premium                                            24,476.35           0.00           0.00
         Certificate Insurer Premium Supplement                                      0.00           0.00           0.00
         Other Reimbursement Obligations to Certificate Insurer                      0.00           0.00           0.00
(vii)    Transition Expenses to successor Servicer                                   0.00           0.00           0.00
         Class B Principal Distributable Amount - Current                      200,837.18           0.00           0.00
          Month Unadjusted
         Class B Principal Carryover Shortfall - Previous Month(s)                   0.00           0.00           0.00
         Current Month Class B Principal Shortfall                            (200,837.18)          0.00    (200,837.18)
         Adjusted Class B Principal Distributable Amount                             0.00     200,837.18           0.00
         Excess Interest (Shortage) Amount for Deposit to (withdrawl from)    (618,003.75)    200,837.18    (618,003.75)
          Spread Account                                                                      818,840.93     818,840.93

     Certificate Balance
           Class A Beginning of Period Principal Balance                                               87,734,828.41
                    Class A Principal Distributions                                                     3,815,906.47
           Class A End of Period Principal Balance                                                     83,918,921.94

           Class B Beginning of Period Principal Balance                                                4,617,622.53
                    Class B Principal Distributable Amount                                                      0.00
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  4,617,622.53
                    Withdrawl from Spread Account to Cover B Shortfalls                                         0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   4,617,622.53

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          3,941,994.25
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   675,593.85
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       3,266,400.40

Class B Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                    3,266,400.40
     (ii) Current  distribution  amounts payable  pursuant to Section  4.6(c)  (vi) and (x)                44,021.33
     (iii)  Prior  month(s)  carryover shortfalls                                                               0.00
     (iv) Interest on Prior month(s)  carryover  shortfalls                                                     0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                            0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       3,222,379.07

Class A Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (i) thru (v)A                   3,222,379.07
     (ii) Current  distribution  amounts payable pursuant to Section 4.6(c) (i) and (v)B                3,815,906.47
     (iii) Prior  month(s)  carryover shortfalls                                                               0.00
           Withdrawl from Spread Account to Cover Shortfall                                              593,527.40
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                          NO
           Amount Remaining for Further Distribution/(Deficiency)                                              0.00

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                          0.00
     (vi)  Certificate Insurer Premium                                                                     24,476.35
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency Amount                                                                              (24,476.35)
           Withdrawl from Spread Account to Cover Deficiency                                               24,476.35
           If (i) is less than (ii), there is a Deficiency Claim     Amount                                       NO
           Amount      Remaining     for     Further Distribution/(Deficiency)                                  0.00

Class B Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                            0.00
     (ii)  Amounts  payable  pursuant  to Section  4.6(c)  (vi) and (x)                                   200,837.18
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                          YES
           Unadjusted     Amount    Remaining    for    Further Distribution/(Deficiency)                (200,837.18)
           Withdrawl from Spread Account to B PieceCover  Shortfalls                                          (0.00)
           Adjusted  Amount  Remaining  for Further Distribution/(Deficiency)                           (200,837.18)
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              6,528,000.00
                                  Purchased receivables more than 30 days delinquent                       36,467.88
                                                                                                  -------------------
                                  Total                                                                 6,564,467.88

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                  101,907,274.35
                    Delinquency Ratio                                                                          6.44%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                6.44%
                           Delinquency Ratio for second preceding Determination Date                           6.58%
                           Delinquency Ratio for third preceding Determination Date                            6.37%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  6.46%          6.46%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                 9,105,670.24
                                  Current Period Defaulted Receivables                                  1,037,606.11
                                                                                                  -------------------
                                  Total                                                                10,143,276.35

                                  Cumulative Defaulted Receivables                                     10,143,276.35
                                  Original Pool Balance                                               119,362,032.46

                    Cumulative Default Ratio                                                                   8.50%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                       2,132,991.06

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                               (667,389.63)
                                                                                                  -------------------
                                  Net Liquidation Losses                                                1,465,601.43
                                  Cumulative Previous Net Losses                                        4,789,844.53
                                                                                                  -------------------
                                  Cumulative Net Losses                                                 6,255,445.96
                                  Original Pool Balance                                               119,362,032.46

                    Cumulative Net Loss Ratio                                                                  5.24%

Additional Pool Information:
           Weighted Average Original Term                                                                      56.35
           Weighted Average Remaining Term                                                                     44.70
           Weighted Average Annual Percentage Rate                                                            20.50%
     Spread Account
           Spread Account Cap
                           9% of Outstanding Certificate Balance                                                       7,968,289.00
                           15% of Outstanding Certificate Balance                                                     13,280,481.67
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                           N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                           N

                    Cap Amount                                                                          7,968,289.00

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                       3,580,860.93
                           Outstanding Certificate Balance                                                            88,536,544.47
                           Minimum Floor                                                                                 100,000.00

                    Floor Amount                                                                        3,580,860.93

           Required Spread Account Amount                                                               7,968,289.00
           Beginning of Period Spread Account Balance                                                   8,327,565.64
           Spread Account Deposit (Withdrawal) from Current Distributions                                (618,003.75)
           Transfer (to) from Cross-Collateralized Spread Accounts                                        216,327.94
           Required addition to/(eligible withdrawal from) Spread Account                                  42,399.17
           Earnings on Spread Account Balance                                                              42,399.17
           Amount of Spread Account deposit (withdrawal)                                                       (0.00)
           Amount of Withdrawl Allocated to B Piece Shortfalls                                                  0.00
           Net Spread Account Withdrawl to Seller                                                               0.00
           Ending Spread Account Balance                                                                7,968,289.00


IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio
Services, Inc,. have executed this Servicer's Certificate as of the Determination Date set forth above.

                                           CONSUMER PORTFOLIO SERVICES, INC.

                                  By:
                                           -------------------------------------------------------

                                  Name:                        James L. Stock
                                           -------------------------------------------------------
                                  Title:                       Vice President
                                           -------------------------------------------------------






                          Monthly Noteholder Statement
                        CPS Auto Receivables Trust 1997-3
                       6.10% Asset-Backed Notes, Class A-1
                       6.38% Asset-Backed Notes, Class A-2
                       10.65% Asset-Backed Notes, Class B
                        10.65% Asset-Backed Certificates
                                   REVISION #1

Distribution Date                                            6/15/98
Collection Period                                            5/98

     Under  the Sale and  Servicing  Agreement  dated as of  August 1, 1997 (the
"Agreement") by and among CPS Receivables Corp.,  Consumer  Portfolio  Services,
Inc. as Servicer,  Bankers Trust as Owner Trustee,  and Norwest Bank  Minnesota,
National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:

     1    Notes.
          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                               $4,683,631.20

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                      $253,401.38

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                $4,430,229.82

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000                                                     $57.94

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                       $3.13

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                            $54.81

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                 $327,868.20

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                      $327,868.20

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                        $0.00

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                      $5.31

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                       $0.00

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                       $0.00

          (m)      The aggregate amount of the distribution to Class B
                   Noteholders on the Distribution Date set forth above                                  $28,329.68

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                       $28,329.68

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                        $0.00

          (p)      The aggregate amount of the distribution to
                   Certificateholders on the Distribution Date set forth above                           $28,329.68

          (q)      The amount of the distribution set forth in
                   paragraph A.1. (p) above in respect of interest                                       $28,329.68

          (r)      The amount of the distribution set forth in
                   in paragraph A.1. (p) above in respect of principal                                        $0.00

          (s)      Scheduled Payments due in such Collection Period                                   $3,798,946.08

          (t)      Scheduled Payments collected in such
                   Collection Period                                                                  $3,521,457.80

B.   Information Regarding the Performance of the Trust.
     1    Pool,  Note and Certificate Balances
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection  Period                              $125,966,905.07

          (b)      The aggregate  principal  amount of the  Securities as of the close of  business  on the last day set  forth  above,  after giving effect to payments
                   allocated to principal in paragraph A.1.(c),(i),(o),(r) above                    $113,471,374.82

          (c)      Aggregate  principal  amount  of  Notes  as of the  close  of business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(c),(i),(o) above            $110,279,297.92

          (d)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                        0.8754625

          (e)      Aggregate principal amount of Certificates as of the close of business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(r) above                      $3,192,076.90

          (f)      The Certificate Pool Factor as of the close of business
                   on the last day set forth above                                                        0.0253406

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                     $239,155.75

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                     $6,298.35

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                        $2.96

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                        $0.08

          (e)      The amount of any unpaid Servicing Fee                                                     $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                             $0.00

                   The number and aggregate  Purchase Amount of Receivables that became Purchased  Receivables  during the related  Collection
                   Period
                          Number                                                                                  2
                          Aggregate Purchase Amount                                                      $20,362.89

     3    Payment Shortfalls.
          (a)      The  amount  of the Class A-1  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                   $0.00

          (b)      The  amount  of the Class A-2  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                   $0.00

          (c)      The amount of the Class A Principal Carryover Shortfall after giving effect to the payments set forth in
                   paragraph A.1.(c),(i) above                                                                $0.00

          (d)      The  amount  of the  Class  B  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                   $0.00

          (e)      The amount of the Class B Principal Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (o) above                                                            ($164,613.89)

          (f)      The amount of the Certificate  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (q) above                                                                   $0.00

          (g)      The amount of the Certificate  Principal  Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (r) above                                                            ($164,613.89)

     4    Spread Account.
          (a)      The  Specified  Spread  Account  Balance with respect to such
                   Distribution  Date  and the  Spread  Account  Balance  on the
                   Distribution  Date set forth above,  after  giving  effect to distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $3,271,721.03
                          Spread Account Balance                                                      $3,271,721.03

          (b)      The change in the spread account on the Distribution
                    Date set forth above                                                                ($75,894.33)

     5    Policy
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                     $31,233.77

     6 Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                  $1,809,678.66

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                           $0.00

          (c)      The number of  Receivables  and the  aggregate  gross  amount scheduled to be paid,  including  unearned  finance and other charges,  for which Obligors are delinquent between 31 and 59 days
                          Number                                                                                332
                          Aggregate Gross Amount                                                      $4,258,000.00

          (d)      The number of  Receivables  and the  aggregate  gross  amount scheduled to be paid,  including  unearned  finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                294
                          Aggregate Gross Amount                                                      $3,977,000.00

     7    Performance Triggers
          (a)      Delinquency Ratio                                                                          5.95%

          (b)      Average Delinquency Ratio                                                                  6.20%

          (c)      Cumulative Default Ratio                                                                   6.23%

          (d)      Cumulative Net Loss Ratio                                                                  3.51%

          (e)      Is a Portfolio Performance Test violation continuing?                                         No

          (f)      Has an Insurance Agreement Event of Default occurred?                                         No

CPS Auto Receivables Trust 1997-3
Statement to Noteholders

Is there a Deficiency Claim Amount?                                                                             YES
     Deficiency Claim Amount                                                                            (329,227.79)

Inputs
     Gross Collection Proceeds:                                                                        5,194,639.56
     Lock Box NSF Items:                                                                                 (89,391.29)
     Total Collection Proceeds:                                                                        5,105,248.27
     For Distribution Date:                                                                                 6/15/98
     For Determination Date:                                                                                 6/8/98
     For Collection Period:                                                                                    5/98

     Collateral Activity Information
          Principal
          Beginning Principal Balance                                                                125,966,905.07
          Beginning Principal Balance of Subsequent Receivables Transfered                                     0.00
                                                                                              ----------------------
          Aggregate Beginning Principal Balance                                                      125,966,905.07
                                 Principal portion of payments collected (non-prepayments)                             1,564,529.09
                                 Prepayments in full allocable to principal                                              762,688.00
                          Collections allocable to principal                                           2,327,217.09
                          Partial prepayments relating to various contracts or policies                        0.00
                          Liquidation Proceeds allocable to principal                                    711,125.78
                          Purchase Amounts allocable to principal                                         20,362.89
                                                                                              ----------------------
                   Total Principal                                                                     3,058,705.76

                   Realized Losses                                                                     1,809,678.66
                   Cram Down Losses                                                                            0.00

          Ending Principal Balance                                                                   121,098,520.65

          Prefunding
                   Original Amount in Prefunding Account                                              27,084,817.00
                   Subsequent Loans Sold to the Trust                                                 27,084,817.00
                   Balance of Prefunding Account                                                               0.00



          Interest
                          Collections allocable to interest                                            1,956,928.71
                          Liquidation Proceeds allocable to interest                                           0.00
                          Purchase Amounts allocable to interest                                               0.00
                          Recoveries from Liquidated Receivables from prior periods                       89,613.80
                                                                                              ----------------------
                   Total Interest                                                                      2,046,542.51

     Note & Certificate Information
          Beginning of Period Class A-1 Principal Balance                                             49,849,450.84
          Beginning of Period Class A-2 Principal Balance                                             61,668,000.00
          Beginning of Period Class B Principal Balance                                                3,192,076.90
          Beginning of Period Certificate Balance                                                      3,192,076.90

     Miscellaneous Balances
          Beginning of Period Spread Account Balance                                                   3,347,615.36
          Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           29,210.91
          Scheduled Payments due in Collection Period                                                  3,798,946.08
          Scheduled Payments collected in Collection Period                                            3,521,457.80
          Aggregate Amount of Realized Losses for preceding Distribution Date                          1,809,678.66

     Miscellaneous Current Expenses
          Trustee's out-of-pocket expenses                                                                   222.55
          Collateral Agent's expenses                                                                          0.00
          Transition Expenses to Standby Servicer                                                              0.00
          Transition Expenses to successor Servicer                                                            0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                        0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
          Unpaid Standby Fee from prior Collection Periods                                                     0.00
          Unpaid Servicing Fee from prior Collection Periods                                                   0.00
          Unpaid Trustee Fee from prior Collection Periods                                                     0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
          Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     Delinquency Information                                                                                       Aggregate Gross
                                                                                                                       Amount
                                                                                                # of Receivables   of Receivables

          31 - 59 days delinquent                                                                           332        4,258,000.00
          60+ days delinquent                                                                               294        3,977,000.00

     Purchased Receivables                                                                                              Aggregate
                                                                                                                      Purchase Amt
                                                                                                # of Receivables     of Receivables

                                                                                                              2           20,362.89

     Information for Portfolio Performance Tests
          Principal Balance of all  Receivables  delinquent  more than 30 days as of the close of business on the last day of the
                   related Collection Period.                                                          8,235,000.00
          Principal Balance of all Receivables that became Purchased Receivables as of                    20,362.89
                   the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
          PrincipalBalance of all Receivables that became Defaulted  Receivables
                   during the related Collection Period.                                               1,582,613.56

          Delinquency Ratio for second preceding Determination Date                                           6.23%
          Delinquency Ratio for third preceding Determination Date                                            6.41%

          Cumulative Defaults for preceding Determination Date                                         7,764,228.28

          Cumulative Net Losses for preceding Determination Date                                       3,541,221.83

          Does a Trigger Event Exist?                                                                             N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

Calculations

     Requisite Reserve Amount
          Weighted Average of the Interest Rates and Pass-Through Rates                                     6.4928%
          minus 2.5%                                                                                          2.50%
                                                                                              ----------------------
                                                                                                            3.9928%
          divided by 360                                                                                    0.0111%
          times the prefunded amount                                                                           0.00
          times the number of days outstanding in prefunding period (8/19 - 9/11)                             23.00
                                                                                              ----------------------
          Requisite Reserve Amount                                                                             0.00
          Amount in Interest Reserve Account                                                                   0.00
          Excess in Interest Reserve Account                                                                   0.00

     Total Distribution Amount
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                             4,284,145.80
                          Liquidation Proceeds                                                           711,125.78
                          Recoveries                                                                      89,613.80
                          Purchase Amounts                                                                20,362.89
                          Note Insurer Optional Deposit pursuant to Section 4.11(iii)                          0.00
                          Excess released from Prefunding Account                                              0.00
                          Investment earnings from Note Distribution Account                                 440.70
                          Investment earnings from Prefunding Account                                          0.00
                          Investment earnings from Interest Reserve Account                                  299.13
                          Investment earnings from Collection Account                                     19,539.62
                                                                                              ----------------------
          Total Distribution Amount                                                                    5,125,527.72

     Distributable Amount
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                    1,564,529.09
                          Prepayments in full allocable to principal                                     762,688.00
                          Principal Balance of Liquidated Receivables                                  2,520,804.44
                          Purchase Amounts allocable to principal                                         20,362.89
                          Cram Down Losses                                                                     0.00
                                                                                              ----------------------
                   Principal Distributable Amount                                                      4,868,384.42

          Class A Target Amount
                      90%                                                                                       90%
                   times Aggregate Principal Balance of Receivables                                  121,098,520.65
                                                                                              ----------------------

                                                                                                     108,988,668.59          97.73%

                                                                                                     Current Target %
          Class A Noteholders' Percentage
                   After the Target Payment Date?                                                               Yes
                   Will the Class A-2 Notes be reduced to 0?                                                     No
                   On or Prior to Target Payment Date                                                         95.0%
                   After Target Payment Date, before Payment Date when A-2 reduced to 0                       91.0%
                   On Payment Date when Class A-2 Notes will be reduced to 0                                  52.3%
                                                                                              ----------------------
                                                                                                              91.0%

          Class A Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                      4,868,384.42
                   Times Class A Noteholders' Percentage                                                        91%
                                                                                              ----------------------
                                                                                                       4,430,229.82
                   Note Insurer Optional Deposit: Class A Prin Distributable Amt.                              0.00
                                                                                              ----------------------
                   Class A Principal Distributable Amount                                              4,430,229.82

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                 49,849,450.84
                   Multiplied by the Note Rate                                                                6.10%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                              ----------------------
                   Class A Interest Distributable Amount                                                 253,401.38

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                 61,668,000.00
                   Multiplied by the Note Rate                                                                6.38%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                              ----------------------
                   Class A Interest Distributable Amount                                                 327,868.20

          Class B Noteholders Principal Distributable Amount
                   Principal Distributable Amount                                                      4,868,384.42
                   Times Class B Percentage                                                                    2.5%
                                                                                              ----------------------
                   Class B Principal Distributable Amount                                                121,709.61

          Certificate Principal Distributable Amount
                   Principal Distributable Amount                                                      4,868,384.42
                   Times Certificate Percentage                                                                2.5%
                                                                                              ----------------------
                   Certificate Principal Distributable Amount                                            121,709.61


          Class B Noteholders' Interest Amount
                   Beginning of Period Principal Balance of the Notes                                  3,192,076.90
                   Multiplied by Note Pass-Through Rate                                                      10.65%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                              ----------------------
                   Class B Coupon Interest Amount                                                         28,329.68

          Certificateholders' Interest Amount
                   Beginning of Period Principal Balance of the Certificates                           3,192,076.90
                   Multiplied by Pass-Through Rate                                                           10.65%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                              ----------------------
                   Certificateholders' Interest Amount                                                    28,329.68


Carryover Shortfalls from Prior Periods
Class B and Certificates Principal Carryover Shortfall from previous period                               85,808.57
                                                                                              ----------------------
                                                                                                          85,808.57

Class B Interest Carryover Shortfall from previous period                                                      0.00
Interest on Class B Interest Carryover Shortfall                                                               0.00
                                                                                              ----------------------
                                                                                                               0.00

    Interest Carryover on Class B Interest Shortfall                                                           0.00
    Interest Earned                                                                                            0.00
                                                                                              ----------------------
                                                                                                               0.00

Class A Principal Carryover Shortfall from previous period                                                     0.00
                                                                                              ----------------------
                                                                                                               0.00

Class A-1 Interest Carryover Shortfall from previous period                                                    0.00
Interest on Class A-1 Interest Carryover Shortfall                                                             0.00
                                                                                              ----------------------
                                                                                                               0.00

    Interest Carryover on Class A-1 Interest Shortfall                                                         0.00
    Interest Earned                                                                                            0.00
                                                                                              ----------------------
                                                                                                               0.00

Class A-2 Interest Carryover Shortfall from previous period
Interest on Class A-2 Interest Carryover Shortfall                                                             0.00
                                                                                              ----------------------
                                                                                                               0.00

    Interest Carryover on Class A-2 Interest Shortfall
    Interest Earned                                                                                            0.00
                                                                                              ----------------------
                                                                                                               0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):

                                                                                 Use         Source      act distributed     Source
                                                                                 ---         ------      ---------------     ------

(i)      Standby Fee                                                           6,298.35   5,125,527.72          6,298.35
         Servicing Fee (2.0%)                                                209,944.84   5,119,229.37        209,944.84       0.00
         Additional Servicing Fee Amounts                                     29,210.91   4,909,284.53         29,210.91       0.00
          (late fees,prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                          0.00   4,880,073.62              0.00
         Unpaid Servicing Fee from prior Collection Periods                        0.00   4,880,073.62              0.00
(ii)     Transition Expenses to Standby Servicer                                   0.00   4,880,073.62              0.00
(iii)    Indenture Trustee Fee                                                 1,049.72   4,880,073.62          1,049.72
         Indenture Trustee's out-of-pocket expenses                              222.55   4,879,023.90            222.55
         Unpaid Indenture Trustee Fee from prior Collection Periods                0.00   4,878,801.35              0.00
         Unpaid Indenture Trustee's out-of-pocket exp. - prior                     0.00   4,878,801.35              0.00
          Collection Periods
         Owner Trustee Fee                                                         0.00   4,878,801.35              0.00
         Owner Trustee's out-of-pocket expenses                                    0.00   4,878,801.35              0.00
         Unpaid Owner Trustee Fee from prior Collection Periods                    0.00   4,878,801.35              0.00
         Unpaid Owner Trustee's out-of-pocket exp - prior                          0.00   4,878,801.35              0.00
          Collection Periods
(iv)     Collateral Agent Fee                                                    982.51   4,878,801.35            982.51
         Collateral Agent Expenses                                                 0.00   4,877,818.84              0.00
         Unpaid Collateral Agent  Fee from prior Collection Periods                0.00   4,877,818.84              0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods            0.00   4,877,818.84              0.00
(v)  (A) Class A-1 Interest  Distributable  Amount - Current Month           253,401.38
         Prior  Month(s)  Class  A-1  Interest   Carryover                         0.00
         Shortfall  Class A-1 Interest  Carryover  Shortfall                       0.00
         Interest on Interest Carryover from Prior Months Current                  0.00
         Month Class A-1 Interest Carryover Shortfall                              0.00
         Class A-1 Interest Distributable Amount                             253,401.38   4,877,818.84        253,401.38
     (B) Class A-2 Interest Distributable Amount - Current Month             327,868.20
         Prior Month(s) Class A-2 Interest Carryover Shortfall                     0.00
         Class A-2 Interest Carryover Shortfall                                    0.00
         Interest on Interest Carryover from Prior Months                          0.00
         Current Month Class A-2 Interest Carryover Shortfall                      0.00
         Class A-2 Interest Distributable Amount                             327,868.20   4,624,417.46        327,868.20
(vi) (A) Class B Note Interest - Unadjusted                                   28,329.68
         Class B Note Interest Carryover Shortfall - Previous Month(s)             0.00
         Interest on B Interest Shortfall - Previous Month(s)                      0.00
         Interest on B Interest Carryover from Prior Months                        0.00
         Current Month Class B Interest Shortfall                                  0.00
         Adjusted Class B Note Interest Distributable Amount                  28,329.68   4,296,549.26         28,329.68
     (B) Certificate Interest - Unadjusted                                    28,329.68
         Certificate Interest Carryover Shortfall - Previous Month(s)              0.00
         Interest on Certificate Interest Shortfall - Previous Month(s)            0.00
         Interest on Certificate Interest Carryover from Prior Months              0.00
         Current Month Certificate Interest Shortfall                              0.00
         Adjusted Certificate Interest Distributable Amount                   28,329.68   4,268,219.58         28,329.68
(vii)    Class A Principal Distributable Amount - Current Month            4,430,229.82
         Class A Principal Carryover Shortfall - Previous Month(s)                 0.00
         Current Month Class A Principal Shortfall                          (190,339.92)
         Withdrawl from Spread Account to Cover Shortfall                    190,339.92
         Class A Principal Distribution Amount to Class A-1                4,430,229.82   4,239,889.90      4,239,889.90       0.00
         Class A Principal Distribution Amount to Class A-2                        0.00           0.00              0.00       0.00
(viii)   Note Insurer Premium                                                 31,233.77           0.00              0.00
         Note Insurer Premium Supplement                                           0.00           0.00              0.00
         Other Reimbursement Obligations to Note Insurer                           0.00           0.00              0.00
(ix)     Transition Expenses to successor Servicer                                 0.00           0.00              0.00
(x)      Class B Principal Distributable Amount - Current Month Unadjusted   121,709.61
         Class B Principal Carryover Shortfall - Previous Month(s)            42,904.28
         Current Month Class B Principal Shortfall                          (164,613.89)
         Adjusted Class B Principal Distributable Amount                           0.00           0.00              0.00
         Certificate Principal Distributable Amount - Current                121,709.61
          Month Unadjusted
         Certificate Principal Carryover Shortfall - Previous Month(s)        42,904.28
         Current Month Certificate Principal Shortfall                      (164,613.89)
         Adjusted Certificate Principal Distributable Amount                       0.00           0.00              0.00
(xi)     Until the Target Payment Date, remaining amount to                        0.00           0.00              0.00
          Class A Noteholders
         Amount to Class A-1 Noteholders                                           0.00           0.00              0.00
         Amount to Class A-2 Noteholders                                           0.00
(xii)    After an Event of Default, Certificateholders' Int. Dist. Amount          0.00
(xiii)   After an Event of Default, Certificateholders' Prin. Dist. Amount         0.00
(xiv)    After the Target Pmt. Date, remaining amount into Spread Acct.            0.00

     Securities Balance
          Class A-1 Beginning of Period Principal Amount                                              49,849,450.84
                   Class A-1 Principal Distributions                                                   4,430,229.82
          Class A-1 End of Period Principal Amount (prior to turbo)                                   45,419,221.02
                   Additional Principal Distribution                                                           0.00
          Class A-1 End of Period Principal Amount                                                    45,419,221.02

          Class A-2 Beginning of Period Principal Amount                                              61,668,000.00
                   Class A-2 Principal Distributions                                                           0.00
          Class A-2 End of Period Principal Amount (prior to turbo)                                   61,668,000.00
                   Additional Principal Distribution                                                           0.00
          Class A-2 End of Period Principal Amount                                                    61,668,000.00

          Class B Beginning of Period Principal Amount                                                 3,192,076.90
                   Class B Principal Distributable Amount                                                      0.00
          Class B End of Period Principal Amount BEFORE Spread Account Distributions                   3,192,076.90
                   Withdrawl from Spread Account to Cover B Shortfalls                                         0.00
          Class B End of Period Principal Amount AFTER Spread Account Distributions                    3,192,076.90

          Certificate Beginning of Period Principal Amount                                             3,192,076.90
                   Certificate Principal Distributable Amount                                                  0.00
          Certificate End of Period Principal Amount BEFORE Spread Account Distributions               3,192,076.90
                   Withdrawl from Spread Account to Cover Certificate Shortfalls                               0.00
          Certificate End of Period Principal Amount AFTER Spread Account Distributions                3,192,076.90

Class A-1 Deficiency - Interest
     (i)  Total   Distribution   Amount  Available                                                     5,125,527.72
     (ii)  Current distribution  amounts  payable  pursuant  to  Section  5.8(a)  (i) and (v)A           501,110.26
     (iii)Prior month(s) carryover  shortfalls                                                                 0.00
     (iv) Interest on Prior month(s) carryover  shortfalls                                                     0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
          Amount Remaining for Further Distribution/(Deficiency)                                       4,624,417.46

Class A-2 Deficiency - Interest
     (i) Amounts  available to make  payments  pursuant to Section  5.8(a) (v) B                       4,624,417.46
     (ii) Current  distribution amounts payable pursuant to Section 5.8(a) (v) B                         327,868.20
     (iii)Prior month(s) carryover shortfalls                                                                  0.00
     (iv) Interest  on Prior  month(s)  carryover  shortfalls                                                  0.00
     (v)  Interest  on Interest of prior month(s) carryover shortfalls                                         0.00
          If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
          Amount Remaining for Further Distribution/(Deficiency)                                       4,296,549.26

Class B Note Deficiency - Interest
     (i) Amounts  available to make payments  pursuant to Section  5.8(a) (vi) A                       4,296,549.26
     (ii) Current  distribution amounts payable pursuant to Section 5.8(a) (v) A                          28,329.68
     (iii)Prior month(s) carryover  shortfalls                                                                 0.00
     (iv) Interest  on Prior  month(s)  carryover  shortfalls                                                  0.00
     (v)  Interest  on Interest of prior month(s) carryover shortfalls                                         0.00
          If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
          Amount Remaining for Further Distribution/(Deficiency)                                       4,268,219.58

Class B Certificate Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 5.8(a) (vi) and (x)                   4,268,219.58
     (ii) Current  distribution  amounts payable  pursuant to Section  5.8(a)  (vi)  and  (x)             28,329.68
     (iii)Prior  month(s)  carryover shortfalls                                                                0.00
     (iv) Interest on Prior month(s)  carryover  shortfalls                                                    0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
          Amount Remaining for Further Distribution/(Deficiency)                                       4,239,889.90

Class A Deficiency - Principal
     (i) Amounts  available to make  payments  pursuant to Section  5.8(a) (vii)                       4,239,889.90
     (ii) Current  distribution amounts payable pursuant to Section 5.8(a) (vii)                       4,430,229.82
     (iii)Prior month(s) carryover shortfalls                                                                  0.00
          Withdrawl from Spread Account to Cover Shortfall                                               190,339.92
          If (i) is less than sum of (ii) + (iii),  there is a Deficiency  Claim Amount                          NO
          Amount Remaining for Further Distribution/(Deficiency)                                               0.00

Other Distributions
     (i)  Amounts available to make payments pursuant to Section 5.8(a) (viii)                                 0.00
     (vi) Note Insurer Premium                                                                            31,233.77
     (v)  Note Insurer Premium Supplement                                                                      0.00
          Deficiency Amount                                                                              (31,233.77)
          Withdrawl from Spread Account to Cover Deficiency                                               31,233.77
          If (i) is less than (ii),  there is a Deficiency Claim Amount                                          NO
          Amount Remaining for Further Distribution/(Deficiency)                                               0.00

Class B Notes & Certificates Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 5.8(a) (vi) and (x)                           0.00
     (ii)  Amounts  payable  pursuant  to Section  5.8(a)  (vi) and (x)                                  243,419.22
     (iii)Prior month(s) carryover shortfalls                                                             85,808.57
          If (i) is less than sum of (ii) + (iii),  there is a Deficiency  Claim Amount                         YES
          Amount  Remaining  for  Further   Distribution/  B  Notes (Deficiency)                         (164,613.89)
          Amount Remaining for Further Distribution/ B Certificates  (Deficiency)                        (164,613.89)
          Withdrawl from Spread Account to B PieceCover Shortfalls                                             0.00
          Adjusted Amount Remaining for Further Distribution/(Deficiency)                               (329,227.79)
                                                                                                        If neg, Carryover Shortfall

Calculations
          Performance Measures
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                              8,235,000.00
                                 Purchased receivables more than 30 days delinquent                       20,362.89
                                                                                              ----------------------
                                 Total                                                                 8,255,362.89

                          Aggregate Gross  Principal  Balance as of the close of
                                 business on the last day of the
                                 Collection Period.                                                  138,771,816.05
                   Delinquency Ratio                                                                          5.95%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                5.95%
                          Delinquency Ratio for second preceding Determination Date                           6.23%
                          Delinquency Ratio for third preceding Determination Date                            6.41%
                                                                                              ----------------------
                   Average Delinquency Ratio                                                                  6.20%           6.20%

                   Calculation of Cumulative Default Ratio
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                 7,764,228.28
                                 Current Period Defaulted Receivables                                  1,582,613.56
                                                                                              ----------------------
                                 Total                                                                 9,346,841.84

                                 Cumulative Defaulted Receivables                                      9,346,841.84
                                 Original Pool Balance                                               150,000,000.00

                   Cumulative Default Ratio                                                                   6.23%

                   Calculation of Cumulative Net Loss Ratio
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                       2,520,804.44

                                 Cram Down Losses                                                              0.00
                                 Net Liquidation Proceeds                                               (800,739.58)
                                                                                              ----------------------
                                 Net Liquidation Losses                                                1,720,064.86
                                 Cumulative Previous Net Losses                                        3,541,221.83
                                                                                              ----------------------
                                 Cumulative Net Losses                                                 5,261,286.69
                                 Original Pool Balance                                               150,000,000.00

                   Cumulative Net Loss Ratio                                                                  3.51%

Additional Pool Information:
          Weighted Average Original Term                                                                      57.00
          Weighted Average Remaining Term                                                                     47.30
          Weighted Average Annual Percentage Rate                                                            20.40%
     Spread Account
          OC Percent
                          Aggregate Principal Balance                                                121,098,520.65
                          minus the Securities Balance                                               113,471,374.82
                                                                                              ----------------------
                                                                                                       7,627,145.83
                          divided by the Aggregate Principal Balance                                          6.30%

          Floor OC Percent
                   Aggregate Principal Balance                                                       121,098,520.65
                   minus the Securities Balance                                                      113,471,374.82
                                                                                              ----------------------
                                                                                                       7,627,145.83
                   divided by the initial Aggregate Principal Balance                                150,000,000.00
                                                                                              ----------------------
                                                                                                              5.08%

          Floor Amount
                   greater of
                       (a)$100,000                                                                                       100,000.00
                       (b)the lesser of
                          (i) Securities Balance                                                                     113,471,374.82
                          (ii) the sum of
                              (A)2% of the sum of                                                                             2.00%
                                 (I)   initial Aggregate Principal Balance                                           122,915,183.00
                                 (II)  balance of all Subsequent Receivables                                          27,084,817.00
                                                                                                       ----------------------
                                                                                                                       3,000,000.00
                              (B)the product of
                                 (I)  excess  of 1% over the  Floor  OC  Percent
                                 0.00% (II) initial Aggregate  Principal Balance
                                 150,000,000.00

                                                                                                                               0.00
                   Floor Amount                                                                        3,000,000.00

          Requisite Amount
                          the greater of
                              (1)the Floor Amount                                                                      3,000,000.00
                              (2)the product of:
                                 if no Trigger Event, 9% minus the OC Percent                                                 2.70%
                                 if a Trigger Event, 15% minus the OC Percent                                                 8.70%
                                 if a Portfolio Performance Event of Default, 30% minus the OC Percent                       23.70%
                                 if an Insurance Agreement Event of Default, unlimited                                      999.00%
                                                                                                              2.70%
                                 times the Aggregate Principal Balance                               121,098,520.65
                                                                                              ----------------------
                                                                                                       3,271,721.03
                          Requisite Amount                                                             3,271,721.03

                          Does a Trigger Event exist?                                                                            N
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                            N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N

          Required Spread Account Amount                                                               3,271,721.03
          Beginning of Period Spread Account Balance                                                   3,347,615.36
          Additional Deposit for Subsequent Receivables Transfer                                               0.00
          Spread Account Deposit (Withdrawal) from Current Distributions                                (221,573.69)
          Transfer (to) from Cross-Collateralized Spread Accounts                                        128,930.09
          Required addition to/(eligible withdrawal from) Spread Account                                  16,749.27
          Earnings on Spread Account Balance                                                              16,749.27
          Amount of Spread Account deposit (withdrawal)                                                        0.00
          Amount of Withdrawl Allocated to B Notes Shortfalls                                                  0.00
          Amount of Withdrawl Allocated to B Certificates Shortfalls                                           0.00
          Net Spread Account Withdrawl to Seller                                                               0.00
          Ending Spread Account Balance                                                                3,271,721.03


IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio
Services, Inc,. have executed this Servicer's Note as of the Determination Date set forth above.

                                          CONSUMER PORTFOLIO SERVICES, INC.

                                 By:
                                          ----------------------------------------------------

                                 Name:                      James L. Stock
                                          ----------------------------------------------------
                                 Title:                      Vice President
                                          ----------------------------------------------------






                          Monthly Noteholder Statement
                        CPS Auto Receivables Trust 1997-4
                       6.07% Asset-Backed Notes, Class A-1
                       6.30% Asset-Backed Notes, Class A-2
                        10.59% Asset-Backed Certificates
                                   Revision #1

Distribution Date                                                  6/15/98
Collection Period                                                  5/98

     Under the Sale and Servicing Agreement dated as of October 9, 1997 and amended as of October 17, 1997 (the "Agreement") by and among CPS Receivables
Corp.,  Consumer Portfolio  Services,  Inc. as Servicer,  Bankers Trust as Owner
Trustee, and Norwest Bank Minnesota, National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:

     1    Notes.
          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                 $2,684,003.51

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                        $192,279.83

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                  $2,491,723.68

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000                                                       $49.47

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                         $3.54

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                              $45.92

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                   $243,114.89

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $243,114.89

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                          $0.00

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                        $3.94

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                         $0.00

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                         $0.00

          (m)      The aggregate amount of the distribution to
                   Certificateholders on the Distribution Date set forth above                            $168,238.60

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                         $41,671.62

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                    $126,566.98

          (p)      Scheduled Payments due in such Collection Period                                     $2,800,198.94

          (q)      Scheduled Payments collected in such
                   Collection Period                                                                    $2,508,983.50

B.   Information Regarding the Performance of the Trust.
     1    Pool,  Note and Certificate Balances
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection  Period                                 $94,439,934.31

          (b)      The aggregate  principal  amount of the  Securities as of the close of  business  on the last day set  forth  above,  after giving effect to payments
                   allocated to principal in paragraph A.1.(c),(i),(o) above                           $86,611,996.70

          (c)      Aggregate  principal  amount  of  Notes  as of the  close  of business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(c),(i) above                   $81,828,362.22

          (d)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                          0.8664593

          (e)      Aggregate  principal  amount  of the  Certificates  as of the close of  business  on the last day set  forth  above,  after giving effect
                   to payments allocated to principal in paragraph A.1.(o) above                        $4,595,429.75

          (f)      The Certificate Pool Factor as of the close of business
                   on the last day set forth above                                                          0.0486598

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                       $175,070.53

                   The aggregate amount of the Standby Fee
          (b)      paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                       $4,722.00

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                          $3.23

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                          $0.09

          (e)      The amount of any unpaid Servicing Fee                                                       $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                               $0.00

                   The number and aggregate  Purchase Amount of Receivables that became Purchased  Receivables  during the related  Collection
                   Period
                          Number                                                                                    3
                          Aggregate Purchase Amount                                                        $41,082.34

     3    Payment Shortfalls.
          (a)      The  amount  of the Class A-1  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                     $0.00

          (b)      The  amount  of the Class A-2  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                     $0.00

          (c)      The amount of the Class A Principal Carryover Shortfall after giving effect to the payments set forth in
                   paragraph A.1.(c),(i) above                                                                  $0.00

          (d)      The  amount  of the  Class  B  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                     $0.00

          (e)      The amount of the Class B Principal Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (o) above                                                                     $0.00

     4    Spread Account.
          (a)      The  Specified  Spread  Account  Balance with respect to such
                   Distribution  Date  and the  Spread  Account  Balance  on the
                   Distribution  Date set forth above,  after  giving  effect to distributions made on such Distribution Date
                          Specified Spread Account Balance                                              $2,786,970.70
                          Spread Account Balance                                                        $2,786,970.70

          (b)      The change in the spread account on the Distribution
                    Date set forth above                                                                 ($314,771.71)

     5    Policy
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                  $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                       $23,921.50

     6 Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                      $689,644.67

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                             $0.00

          (c)      The number of  Receivables  and the  aggregate  gross  amount scheduled to be paid,  including  unearned  finance and other charges,  for which Obligors are delinquent between 31 and 59 days
                          Number                                                                                  226
                          Aggregate Gross Amount                                                        $3,106,000.00

          (d)      The number of  Receivables  and the  aggregate  gross  amount scheduled to be paid,  including  unearned  finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                  200
                          Aggregate Gross Amount                                                        $2,792,000.00

     7    Performance Triggers
          (a)      Delinquency Ratio                                                                            5.67%

          (b)      Average Delinquency Ratio                                                                    5.72%

          (c)      Cumulative Default Ratio                                                                     3.60%

          (d)      Cumulative Net Loss Ratio                                                                    1.46%

          (e)      Is a Portfolio Performance Test violation continuing?                                           No

          (f)      Has an Insurance Agreement Event of Default occurred?                                           No

CPS Auto Receivables Trust 1997-4
Statement to Noteholders

Is there a Deficiency Claim Amount?                                                                                NO
     Deficiency Claim Amount                                                                                     0.00

Inputs
     Gross Collection Proceeds:                                                                          3,339,113.12
     Lock Box NSF Items:                                                                                   (51,955.97)
     Total Collection Proceeds:                                                                          3,287,157.15
     For Distribution Date:                                                                                   6/15/98
     For Determination Date:                                                                                   6/8/98
     For Collection Period:                                                                                      5/98

     Collateral Activity Information
          Principal
          Beginning Principal Balance                                                                   94,439,934.31
          Beginning Principal Balance of Subsequent Receivables Transferred                                      0.00
                                                                                               -----------------------
          Aggregate Beginning Principal Balance                                                         94,439,934.31
                                 Principal portion of payments collected (non-prepayments)                             1,079,454.99
                                 Prepayments in full allocable to principal                                              444,205.00
                          Collections allocable to principal                                             1,523,659.99
                          Partial prepayments relating to various contracts or policies                          0.00
                          Liquidation Proceeds allocable to principal                                      276,952.51
                          Purchase Amounts allocable to principal                                           41,082.34
                                                                                               -----------------------
                   Total Principal                                                                       1,841,694.84

                   Realized Losses                                                                         689,644.67
                   Cram Down Losses                                                                              0.00

          Ending Principal Balance                                                                      91,908,594.80


          Interest
                          Collections allocable to interest                                             $1,429,528.51
                          Liquidation Proceeds allocable to interest                                             0.00
                          Purchase Amounts allocable to interest                                                 0.00
                          Recoveries from Liquidated Receivables from prior periods                         15,933.80
                                                                                               -----------------------
                   Total Interest                                                                       $1,445,462.31

     Note & Certificate Information
          Beginning of Period Class A-1 Principal Balance                                               38,012,487.30
          Beginning of Period Class A-2 Principal Balance                                               46,307,598.60
          Beginning of Period Certificate Principal Balance                                              4,721,996.73 89,042,082.63

     Miscellaneous Balances
          Beginning of Period Spread Account Balance                                                     3,101,742.41
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                            17,670.64
          Scheduled Payments due in Collection Period                                                    2,800,198.94
          Scheduled Payments collected in Collection Period                                              2,508,983.50
          Aggregate Amount of Realized Losses for preceding Distribution Date                              689,644.67

     Miscellaneous Current Expenses
          Trustee's out-of-pocket expenses                                                                     202.20
          Collateral Agent's expenses                                                                            0.00
          Transition Expenses to Standby Servicer                                                                0.00
          Transition Expenses to successor Servicer                                                              0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                          0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
          Unpaid Standby Fee from prior Collection Periods                                                       0.00
          Unpaid Servicing Fee from prior Collection Periods                                                     0.00
          Unpaid Trustee Fee from prior Collection Periods                                                       0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                  0.00
          Unpaid Collateral Agent  Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                         0.00

     Delinquency Information                                                                                        Aggregate Gross
                                                                                                                         Amount
                                                                                                  # of Receivables   of Receivables

          31 - 59 days delinquent                                                                             226      3,106,000.00
          60+ days delinquent                                                                                 200      2,792,000.00

     Purchased Receivables                                                                                              Aggregate
                                                                                                                      Purchase Amt
                                                                                                  # of Receivables   of Receivables

                                                                                                                3         41,082.34

     Information for Portfolio Performance Tests
          Principal Balance of all  Receivables  delinquent  more than 30 days as of the close of business on the last day of the
                   related Collection Period.                                                            5,898,000.00
          Principal Balance of all Receivables that became Purchased  Receivables as of  the close of business on the last day of the
                   related Collection Period and that were delinquent 30 days or
                   more.                                                                                    41,082.34
          Principal Balance of all Receivables that became Defaulted  Receivables
                   during the related Collection Period.                                                 1,189,886.26

          Delinquency Ratio for second preceding Determination Date                                             5.75%
          Delinquency Ratio for third preceding Determination Date                                              5.74%

          Cumulative Defaults for preceding Determination Date                                           2,620,419.52

          Cumulative Net Losses for preceding Determination Date                                           875,759.06

          Does a Trigger Event Exist?                                                                               N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                               N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                               N

Calculations

     Total Distribution Amount
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                               2,953,188.50
                          Liquidation Proceeds                                                             276,952.51
                          Recoveries                                                                        15,933.80
                          Purchase Amounts                                                                  41,082.34
                          Note Insurer Optional Deposit pursuant to Section 4.11(iii)                            0.00
                          Investment earnings from Collection Account                                       13,645.10
                                                                                               -----------------------
          Total Distribution Amount                                                                      3,300,802.25

     Distributable Amount
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                      1,079,454.99
                          Prepayments in full allocable to principal                                       444,205.00
                          Principal Balance of Liquidated Receivables                                      966,597.18
                          Purchase Amounts allocable to principal                                           41,082.34
                          Cram Down Losses                                                                       0.00
                                                                                               -----------------------
                   Principal Distributable Amount                                                        2,531,339.51

          Class A Target Amount
                      90%                                                                                         90%
                   times Aggregate Principal Balance of Receivables                                     91,908,594.80
                                                                                               -----------------------
                                                                                                        82,717,735.32

          Class A Noteholders' Percentage
                   After the Target Payment Date?                                                                 Yes
                   Will the Class A-2 Notes be reduced to 0?                                                       No
                   On or Prior to Target Payment Date                                                           95.0%
                   After Target Payment Date, before Payment Date when A-2 reduced to 0                         91.0%
                   On Payment Date when Class A-2 Notes will be reduced to 0                                    52.0%
                                                                                               -----------------------
                                                                                                                91.0%

          Class A Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                        2,531,339.51
                   Times Class A Noteholders' Percentage                                                          91%
                                                                                               -----------------------
                                                                                                         2,303,518.95
                   Note Insurer Optional Deposit: Class A Prin Distributable Amt.                                0.00
                                                                                               -----------------------
                   Class A Principal Distributable Amount                                                2,303,518.95

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                   38,012,487.30
                   Multiplied by the Note Rate                                                                  6.07%
                   Multiplied by 30/360, or for the first Distribution Date, by 29/360                      0.0833333
                                                                                               -----------------------
                   Class A Interest Distributable Amount                                                   192,279.83

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                   46,307,598.60
                   Multiplied by the Note Rate                                                                  6.30%
                   Multiplied by 30/360, or for the first Distribution Date, by 29/360                      0.0833333
                                                                                               -----------------------
                   Class A Interest Distributable Amount                                                   243,114.89

          Certificateholders Principal Distributable Amount
                   Principal Distributable Amount                                                        2,531,339.51
                   Times Certificate Percentage                                                                  5.0%
                                                                                               -----------------------
                   Class B Principal Distributable Amount                                                  126,566.98

          Certificateholders' Interest Amount
                   Beginning of Period Principal Balance of the Certificates                             4,721,996.73
                   Multiplied by Note Pass-Through Rate                                                        10.59%
                   Multiplied by 30/360, or for the first Distribution Date, by 29/360                      0.0833333
                                                                                               -----------------------
                   Certificate Coupon Interest Amount                                                       41,671.62

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                       0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class B Interest Carryover Shortfall from previous period                                                        0.00
Interest on Class B Interest Carryover Shortfall                                                                 0.00
                                                                                               -----------------------
                                                                                                                 0.00

    Interest Carryover on Class B Interest Shortfall                                                             0.00
    Interest Earned                                                                                              0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class A Principal Carryover Shortfall from previous period                                                       0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class A-1 Interest Carryover Shortfall from previous period                                                      0.00
Interest on Class A-1 Interest Carryover Shortfall                                                               0.00
                                                                                               -----------------------
                                                                                                                 0.00

    Interest Carryover on Class A-1 Interest Shortfall                                                           0.00
    Interest Earned                                                                                              0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class A-2 Interest Carryover Shortfall from previous period
Interest on Class A-2 Interest Carryover Shortfall                                                               0.00
                                                                                               -----------------------
                                                                                                                 0.00

    Interest Carryover on Class A-2 Interest Shortfall
    Interest Earned                                                                                              0.00
                                                                                               -----------------------
                                                                                                                 0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):

                                                                                 Use         Source      act distributed     Source
                                                                                 ---         ------      ---------------     ------

(i)      Standby Fee                                                              4,722.00    3,300,802.25       4,722.00
         Servicing Fee (2.0%)                                                   157,399.89    3,296,080.25     157,399.89      0.00
         Additional Servicing Fee Amounts                                        17,670.64    3,138,680.36      17,670.64      0.00
          (late fees, prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                             0.00    3,121,009.72           0.00
         Unpaid Servicing Fee from prior Collection Periods                           0.00    3,121,009.72           0.00
(ii)     Transition Expenses to Standby Servicer                                      0.00    3,121,009.72           0.00
(iii)    Indenture Trustee Fee                                                      787.00    3,121,009.72         787.00
         Indenture Trustee's out-of-pocket expenses                                 202.20    3,120,222.72         202.20
         Unpaid Indenture Trustee Fee from prior Collection Periods                   0.00    3,120,020.52           0.00
         Unpaid Indenture Trustee's out-of-pocket exp. - prior                        0.00    3,120,020.52           0.00
          Collection Periods
         Owner Trustee Fee                                                            0.00    3,120,020.52           0.00
         Owner Trustee's out-of-pocket expenses                                       0.00    3,120,020.52           0.00
         Unpaid Owner Trustee Fee from prior Collection Periods                       0.00    3,120,020.52           0.00
         Unpaid Owner Trustee's out-of-pocket exp - prior Collection Periods          0.00    3,120,020.52           0.00
(iv)     Collateral Agent Fee                                                       742.02    3,120,020.52         742.02
         Collateral Agent Expenses                                                    0.00    3,119,278.50           0.00
         Unpaid Collateral Agent  Fee from prior Collection Periods                   0.00    3,119,278.50           0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods               0.00    3,119,278.50           0.00
(v)  (A) Class A-1 Interest  Distributable  Amount - Current Month
         192,279.83  Prior  Month(s)  Class  A-1  Interest   Carryover
         Shortfall  0.00 Class A-1 Interest  Carryover  Shortfall 0.00
         Interest on Interest Carryover from Prior Months 0.00 Current
         Month Class A-1 Interest Carryover Shortfall 0.00
         Class A-1 Interest Distributable Amount                                192,279.83    3,119,278.50     192,279.83
     (B) Class A-2 Interest Distributable Amount - Current Month                243,114.89
         Prior Month(s) Class A-2 Interest Carryover Shortfall                        0.00
         Class A-2 Interest Carryover Shortfall                                       0.00
         Interest on Interest Carryover from Prior Months                             0.00
         Current Month Class A-2 Interest Carryover Shortfall                         0.00
         Class A-2 Interest Distributable Amount                                243,114.89    2,926,998.67     243,114.89
(vi) (A) Certificate Note Interest - Unadjusted                                  41,671.62
         Certificate Note Interest Carryover Shortfall - Previous Month(s)            0.00
         Interest on B Interest Shortfall - Previous Month(s)                         0.00
         Interest on B Interest Carryover from Prior Months                           0.00
         Current Month Certificate Interest Shortfall                                 0.00
         Adjusted Certificate Note Interest Distributable Amount                 41,671.62    2,683,883.78      41,671.62
(vii)    Class A Principal Distributable Amount - Current Month               2,303,518.95
         Class A Principal Carryover Shortfall - Previous Month(s)                    0.00
         Current Month Class A Principal Shortfall                                    0.00
         Withdrawal from Spread Account to Cover Shortfall                            0.00
         Class A Principal Distribution Amount to Class A-1                   2,303,518.95    2,642,212.16   2,303,518.95      0.00
         Class A Principal Distribution Amount to Class A-2                           0.00      338,693.21           0.00      0.00
(viii)   Note Insurer Premium                                                    23,921.50      338,693.21      23,921.50
         Note Insurer Premium Supplement                                              0.00      314,771.71           0.00
         Other Reimbursement Obligations to Note Insurer                              0.00      314,771.71           0.00
(ix)     Transition Expenses to successor Servicer                                    0.00      314,771.71           0.00
(x)      Certificate Principal Distributable Amount - Current                   126,566.98
          Month Unadjusted
         Certificate Principal Carryover Shortfall - Previous Month(s)                0.00            0.00           0.00
         Current Month Certificate Principal Shortfall                                0.00            0.00           0.00
         Adjusted Certificate Principal Distributable Amount                    126,566.98      314,771.71     126,566.98
(xi)     Until the Target Payment Date, remaining amount to                     188,204.73      188,204.73     188,204.73
          Class A Noteholders
         Amount to Class A-1 Noteholders                                        188,204.73            0.00           0.00
         Amount to Class A-2 Noteholders                                              0.00            0.00           0.00
(xiv)    After the Target Pmt. Date, remaining amount into Spread Acct.               0.00    3,300,600.05 Total Disbursements
                                                                                              3,300,802.25 Total Distribution Amt
                                                                                                           ======================
                                                                                                           (202.20)Shortage (Over)
                                                                                                           ======================
     Securities Balance
          Class A-1 Beginning of Period Principal Amount                                                38,012,487.30
                   Class A-1 Principal Distributions                                                     2,303,518.95
          Class A-1 End of Period Principal Amount (prior to turbo)                                     35,708,968.35
                   Additional Principal Distribution                                                       188,204.73
          Class A-1 End of Period Principal Amount                                                      35,520,763.62

          Class A-2 Beginning of Period Principal Amount                                                46,307,598.60
                   Class A-2 Principal Distributions                                                             0.00
          Class A-2 End of Period Principal Amount (prior to turbo)                                     46,307,598.60
                   Additional Principal Distribution                                                             0.00
          Class A-2 End of Period Principal Amount                                                      46,307,598.60

          Certificate Beginning of Period Principal Amount                                               4,721,996.73
                   Certificate Principal Distributable Amount                                              126,566.98
          Certificate End of Period Principal Amount BEFORE Spread Account Distributions                 4,595,429.75
                   Withdrawal from Spread Account to Cover Certificate Shortfalls                                0.00
          Certificate End of Period Principal Amount AFTER Spread Account Distributions                  4,595,429.75

          Adjusted Amount Remaining for Further Distribution/(Deficiency)                                  431,319.62
Calculations
          Performance Measures
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                                5,898,000.00
                                 Purchased receivables more than 30 days delinquent                         41,082.34
                                                                                               -----------------------
                                 Total                                                                   5,939,082.34

                          Aggregate Gross  Principal  Balance as of the close of
                                 104,799,646.34  business on the last day of the
                                 Collection Period.
                   Delinquency Ratio                                                                            5.67%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  5.67%
                          Delinquency Ratio for second preceding Determination Date                             5.75%
                          Delinquency Ratio for third preceding Determination Date                              5.74%
                                                                                               -----------------------
                   Average Delinquency Ratio                                                                    5.72%         5.72%

                   Calculation of Cumulative Default Ratio
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                   2,620,419.52
                                 Current Period Defaulted Receivables                                    1,189,886.26
                                                                                               -----------------------
                                 Total                                                                   3,810,305.78

                                 Cumulative Defaulted Receivables                                        3,810,305.78
                                 Original Pool Balance                                                 105,860,630.11

                   Cumulative Default Ratio                                                                     3.60%

                   Calculation of Cumulative Net Loss Ratio
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                           966,597.18

                                 Cram Down Losses                                                                0.00
                                 Net Liquidation Proceeds                                                 (292,886.31)
                                                                                               -----------------------
                                 Net Liquidation Losses                                                    673,710.87
                                 Cumulative Previous Net Losses                                            875,759.06
                                                                                               -----------------------
                                 Cumulative Net Losses                                                   1,549,469.93
                                 Original Pool Balance                                                 105,860,630.11

                   Cumulative Net Loss Ratio                                                                    1.46%

Additional Pool Information:
          Weighted Average Original Term                                                                        56.79
          Weighted Average Remaining Term                                                                       49.41
          Weighted Average Annual Percentage Rate                                                              20.31%

     Spread Account
          OC Percent
                          Aggregate Principal Balance                                                   91,908,594.80
                          minus the Securities Balance                                                  86,423,791.97
                                                                                               -----------------------
                                                                                                         5,484,802.83
                          divided by the Aggregate Principal Balance                                            5.97%

          Floor OC Percent
                   Aggregate Principal Balance                                                          91,908,594.80
                   minus the Securities Balance                                                         86,423,791.97
                                                                                               -----------------------
                                                                                                         5,484,802.83
                   divided by the initial Aggregate Principal Balance                                  105,860,630.11
                                                                                               -----------------------
                                                                                                                5.18%

          Floor Amount
                   greater of
                       (a)$100,000                                                                                       100,000.00
                       (b)the lesser of
                          (i) Securities Balance                                                                      86,423,791.97
                          (ii) the sum of
                              (A)2% of the sum of                                                                             2.00%
                                 (I)   initial Aggregate Principal Balance                                           105,860,630.11
                                 (II)  balance of all Subsequent Receivables                                                   0.00

                                                                                                                       2,117,212.60
                              (B)the product of
                                 (I)  excess  of 1% over the  Floor  OC  Percent                                              0.00%
                                 (II) initial Aggregate  Principal Balance                                           105,860,630.11

                                                                                                                               0.00
                   Floor Amount                                                                          2,117,212.60

          Requisite Amount
                          the greater of
                              (1)the Floor Amount                                                                      2,117,212.60
                              (2)the product of:
                                 if no Trigger Event, 9% minus the OC Percent                                                 3.03%
                                 if a Trigger Event, 15% minus the OC Percent                                                 9.03%
                                 if a Portfolio Performance Event of Default, 30% minus the OC Percent                       24.03%
                                 if an Insurance Agreement Event of Default, unlimited                                      999.00%
                                                                                                                3.03%
                                 times the Aggregate Principal Balance                                  91,908,594.80
                                                                                               -----------------------
                                                                                                         2,786,970.70
                          Requisite Amount                                                               2,786,970.70

                          Does a Trigger Event exist?                                                                            N
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                            N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N

          Required Spread Account Amount                                                                 2,786,970.70
          Beginning of Period Spread Account Balance                                                     3,101,742.41
          Spread Account Deposit (Withdrawal) from Current Distributions                                         0.00
          Transfer (to) from Cross-Collateralized Spread Accounts                                          (43,661.35)
          Required addition to/(eligible withdrawal from) Spread Account                                  (271,110.36)
          Earnings on Spread Account Balance                                                                18,610.90
          Amount of Spread Account deposit (withdrawal)                                                   (289,721.26)
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                   0.00
          Net Spread Account Withdrawal to Seller                                                         (289,721.26)
          Ending Spread Account Balance                                                                  2,786,970.70


IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio
Services, Inc,. have executed this Servicer's Note as of the Determination Date set forth above.

                                          CONSUMER PORTFOLIO SERVICES, INC.

                                 By:
                                          -----------------------------------------------------

                                 Name:                       James L. Stock
                                          -----------------------------------------------------
                                 Title:                      Vice President
                                          -----------------------------------------------------






                          Monthly Noteholder Statement
                        CPS Auto Receivables Trust 1997-5
                       6.26% Asset-Backed Notes, Class A-1
                       6.40% Asset-Backed Notes, Class A-2
                        10.55% Asset-Backed Certificates
                                   Revision #1

Distribution Date                                             6/15/98
Collection Period                                             5/98

     Under the Sale and Servicing  Agreement  dated as of December 1, 1997, (the
"Agreement") by and among CPS Receivables Corp.,  Consumer  Portfolio  Services,
Inc. as Servicer,  Bankers Trust as Owner Trustee,  and Norwest Bank  Minnesota,
National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:

     1    Notes.
          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                 $2,332,940.54

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                        $231,605.04

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                  $2,101,335.50

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000                                                       $41.85

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                         $4.15

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                              $37.69

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                   $187,600.00

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $187,600.00

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                          $0.00

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                        $3.04

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                         $0.00

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                         $0.00

          (m)      The aggregate amount of the distribution to
                   Certificateholders on the Distribution Date set forth above                            $124,890.64

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                         $38,659.50

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                     $86,231.14

          (p)      Scheduled Payments due in such Collection Period                                     $2,585,839.62

          (q)      Scheduled Payments collected in such
                   Collection Period                                                                    $2,267,100.63

B.   Information Regarding the Performance of the Trust.
     1    Pool,  Note and Certificate Balances
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection  Period                                 $88,025,958.15

          (b)      The aggregate  principal  amount of the  Securities as of the close of  business  on the last day set  forth  above,  after giving effect to payments
                   allocated to principal in paragraph A.1.(c),(i),(o) above                           $82,244,798.12

          (c)      Aggregate  principal  amount  of  Notes  as of the  close  of business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(c),(i) above                   $77,470,795.93

          (d)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                          0.8800903

          (e)      Aggregate  principal  amount  of the  Certificates  as of the close of  business  on the last day set  forth  above,  after giving effect
                   to payments allocated to principal in paragraph A.1.(o) above                        $4,311,058.42

          (f)      The Certificate Pool Factor as of the close of business
                   on the last day set forth above                                                          0.0489749

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                       $162,020.87

                   The aggregate amount of the Standby Fee
          (b)      paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                       $4,401.30

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                          $2.91

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                          $0.08

          (e)      The amount of any unpaid Servicing Fee                                                       $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                               $0.00

                   The number and aggregate  Purchase Amount of Receivables that became Purchased  Receivables  during the related  Collection
                   Period
                          Number                                                                                    0
                          Aggregate Purchase Amount                                                             $0.00

     3    Payment Shortfalls.
          (a)      The  amount  of the Class A-1  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                     $0.00

          (b)      The  amount  of the Class A-2  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                     $0.00

          (c)      The amount of the Class A Principal Carryover Shortfall after giving effect to the payments set forth in
                   paragraph A.1.(c),(i) above                                                                  $0.00

          (d)      The  amount  of the  Class  B  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                     $0.00

          (e)      The amount of the Class B Principal Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (o) above                                                                     $0.00

     4    Spread Account.
          (a)      The  Specified  Spread  Account  Balance with respect to such
                   Distribution  Date  and the  Spread  Account  Balance  on the
                   Distribution  Date set forth above,  after  giving  effect to distributions made on such Distribution Date
                          Specified Spread Account Balance                                              $3,247,639.24
                          Spread Account Balance                                                        $3,247,639.24

          (b)      The change in the spread account on the Distribution
                    Date set forth above                                                                 ($167,823.78)

     5    Policy
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                  $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                       $25,328.47

     6 Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                      $266,188.32

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                             $0.00

          (c)      The number of  Receivables  and the  aggregate  gross  amount scheduled to be paid,  including  unearned  finance and other charges,  for which Obligors are delinquent between 31 and 59 days
                          Number                                                                                  206
                          Aggregate Gross Amount                                                        $2,798,000.00

          (d)      The number of  Receivables  and the  aggregate  gross  amount scheduled to be paid,  including  unearned  finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                  192
                          Aggregate Gross Amount                                                        $2,577,000.00

     7    Performance Triggers
          (a)      Delinquency Ratio                                                                            5.54%

          (b)      Average Delinquency Ratio                                                                    4.88%

          (c)      Cumulative Default Ratio                                                                     1.73%

          (d)      Cumulative Net Loss Ratio                                                                    0.60%

          (e)      Is a Portfolio Performance Test violation continuing?                                           No

          (f)      Has an Insurance Agreement Event of Default occurred?                                           No

CPS Auto Receivables Trust 1997-5
Statement to Noteholders

Is there a Deficiency Claim Amount?                                                                                NO
     Deficiency Claim Amount                                                                                     0.00

Inputs
     Gross Collection Proceeds:                                                                          2,897,424.03
     Lock Box NSF Items:                                                                                   (70,763.98)
     Total Collection Proceeds:                                                                          2,826,660.05
     For Distribution Date:                                                                                   6/15/98
     For Determination Date:                                                                                   6/8/98
     For Collection Period:                                                                                      5/98

     Collateral Activity Information
          Principal
          Beginning Principal Balance                                                                   88,025,958.15
          Beginning Principal Balance of Subsequent Receivables Transferred                                      0.00
                                                                                               -----------------------
          Aggregate Beginning Principal Balance                                                         88,025,958.15
                                 Principal portion of payments collected (non-prepayments)                               910,709.43
                                 Prepayments in full allocable to principal                                              311,841.00
                          Collections allocable to principal                                             1,222,550.43
                          Partial prepayments relating to various contracts or policies                          0.00
                          Liquidation Proceeds allocable to principal                                      235,884.12
                          Purchase Amounts allocable to principal                                                0.00
                                                                                               -----------------------
                   Total Principal                                                                       1,458,434.55

                   Realized Losses                                                                         266,188.32
                   Cram Down Losses                                                                              0.00

          Ending Principal Balance                                                                      86,301,335.28


          Interest
                          Collections allocable to interest                                             $1,356,391.20
                          Liquidation Proceeds allocable to interest                                             0.00
                          Purchase Amounts allocable to interest                                                 0.00
                          Recoveries from Liquidated Receivables from prior periods                         11,834.30
                                                                                               -----------------------
                   Total Interest                                                                       $1,368,225.50

     Note & Certificate Information
          Beginning of Period Class A-1 Principal Balance                                               44,397,131.43
          Beginning of Period Class A-2 Principal Balance                                               35,175,000.00
          Beginning of Period Certificate Principal Balance                                              4,397,289.56 83,969,420.99

     Miscellaneous Balances
          Beginning of Period Spread Account Balance                                                     3,415,463.02
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                            15,310.94
          Scheduled Payments due in Collection Period                                                    2,585,839.62
          Scheduled Payments collected in Collection Period                                              2,267,100.63
          Aggregate Amount of Realized Losses for preceding Distribution Date                              266,188.32

     Miscellaneous Current Expenses
          Trustee's out-of-pocket expenses                                                                     222.22
          Collateral Agent's expenses                                                                            0.00
          Transition Expenses to Standby Servicer                                                                0.00
          Transition Expenses to successor Servicer                                                              0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                          0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
          Unpaid Standby Fee from prior Collection Periods                                                       0.00
          Unpaid Servicing Fee from prior Collection Periods                                                     0.00
          Unpaid Trustee Fee from prior Collection Periods                                                       0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                  0.00
          Unpaid Collateral Agent  Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                         0.00

     Delinquency Information                                                                                        Aggregate Gross
                                                                                                                         Amount
                                                                                                  # of Receivables  of Receivables

          31 - 59 days delinquent                                                                             206      2,798,000.00
          60+ days delinquent                                                                                 192      2,577,000.00

     Purchased Receivables                                                                                              Aggregate
                                                                                                                      Purchase Amt
                                                                                                  # of Receivables   of Receivables

                                                                                                                0              0.00

     Information for Portfolio Performance Tests
          Principal Balance of all  Receivables  delinquent  more than 30 days as of the close of business on the last day of the
                   related Collection Period.                                                            5,375,000.00
          Principal Balance of all Receivables that became Purchased Receivables as of                           0.00
                   the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted  Receivables
                   during the related Collection Period.                                                   640,981.71

          Delinquency Ratio for second preceding Determination Date                                             4.98%
          Delinquency Ratio for third preceding Determination Date                                              4.12%

          Cumulative Defaults for preceding Determination Date                                           1,012,249.55

          Cumulative Net Losses for preceding Determination Date                                           318,709.44

          Does a Trigger Event Exist?                                                                               N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                               N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                               N

Calculations

     Total Distribution Amount
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                               2,578,941.63
                          Liquidation Proceeds                                                             235,884.12
                          Recoveries                                                                        11,834.30
                          Purchase Amounts                                                                       0.00
                          Note Insurer Optional Deposit pursuant to Section 4.11(iii)                            0.00
                          Investment earnings from Collection Account                                       12,177.29
                                                                                               -----------------------
          Total Distribution Amount                                                                      2,838,837.34

     Distributable Amount
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                        910,709.43
                          Prepayments in full allocable to principal                                       311,841.00
                          Principal Balance of Liquidated Receivables                                      502,072.44
                          Purchase Amounts allocable to principal                                                0.00
                          Cram Down Losses                                                                       0.00
                                                                                               -----------------------
                   Principal Distributable Amount                                                        1,724,622.87

          Class A Target Amount
                      90%                                                                                         90%
                   times Aggregate Principal Balance of Receivables                                     86,301,335.28
                                                                                               -----------------------
                                                                                                        77,671,201.75

          Class A Noteholders' Percentage
                   After the Target Payment Date?                                                                  No
                   Will the Class A-2 Notes be reduced to 0?                                                       No
                   On or Prior to Target Payment Date                                                           95.0%
                   After Target Payment Date, before Payment Date when A-2 reduced to 0                         91.0%
                   On Payment Date when Class A-2 Notes will be reduced to 0                                    41.9%
                                                                                               -----------------------
                                                                                                                95.0%

          Class A Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                        1,724,622.87
                   Times Class A Noteholders' Percentage                                                          95%
                                                                                               -----------------------
                                                                                                         1,638,391.73
                   Note Insurer Optional Deposit: Class A Prin Distributable Amt.                                0.00
                                                                                               -----------------------
                   Class A Principal Distributable Amount                                                1,638,391.73

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                   44,397,131.43
                   Multiplied by the Note Rate                                                                  6.26%
                   Multiplied by 30/360, or for the first Distribution Date, by 4/360                       0.0833333
                                                                                               -----------------------
                   Class A Interest Distributable Amount                                                   231,605.04

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                   35,175,000.00
                   Multiplied by the Note Rate                                                                  6.40%
                   Multiplied by 30/360, or for the first Distribution Date, by 4/360                       0.0833333
                                                                                               -----------------------
                   Class A Interest Distributable Amount                                                   187,600.00

          Certificateholders Principal Distributable Amount
                   Principal Distributable Amount                                                        1,724,622.87
                   Times Certificate Percentage                                                                  5.0%
                                                                                               -----------------------
                   Class B Principal Distributable Amount                                                   86,231.14

          Certificateholders' Interest Amount
                   Beginning of Period Principal Balance of the Certificates                             4,397,289.56
                   Multiplied by Note Pass-Through Rate                                                        10.55%
                   Multiplied by 30/360, or for the first Distribution Date, by 4/360                       0.0833333
                                                                                               -----------------------
                   Certificate Coupon Interest Amount                                                       38,659.50

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                       0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class B Interest Carryover Shortfall from previous period                                                        0.00
Interest on Class B Interest Carryover Shortfall                                                                 0.00
                                                                                               -----------------------
                                                                                                                 0.00

    Interest Carryover on Class B Interest Shortfall                                                             0.00
    Interest Earned                                                                                              0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class A Principal Carryover Shortfall from previous period                                                       0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class A-1 Interest Carryover Shortfall from previous period                                                      0.00
Interest on Class A-1 Interest Carryover Shortfall                                                               0.00
                                                                                               -----------------------
                                                                                                                 0.00

    Interest Carryover on Class A-1 Interest Shortfall                                                           0.00
    Interest Earned                                                                                              0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class A-2 Interest Carryover Shortfall from previous period
Interest on Class A-2 Interest Carryover Shortfall                                                               0.00
                                                                                               -----------------------
                                                                                                                 0.00

    Interest Carryover on Class A-2 Interest Shortfall
    Interest Earned                                                                                              0.00
                                                                                               -----------------------
                                                                                                                 0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):

                                                                                 Use         Source      act distributed     Source
                                                                                 ---         ------      ---------------     ------

(i)      Standby Fee                                                           4,401.30   2,838,837.34      4,401.30
         Servicing Fee (2.0%)                                                146,709.93   2,834,436.04    146,709.93          0.00
         Additional Servicing Fee Amounts                                     15,310.94   2,687,726.11     15,310.94          0.00
          (late fees, prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                          0.00   2,672,415.17          0.00
         Unpaid Servicing Fee from prior Collection Periods                        0.00   2,672,415.17          0.00
(ii)     Transition Expenses to Standby Servicer                                   0.00   2,672,415.17          0.00
(iii)    Indenture Trustee Fee                                                   733.55   2,672,415.17        733.55
         Indenture Trustee's out-of-pocket expenses                              222.22   2,671,681.62        222.22
         Unpaid Indenture Trustee Fee from prior Collection Periods                0.00   2,671,459.40          0.00
         Unpaid Indenture Trustee's out-of-pocket exp. - prior                     0.00   2,671,459.40          0.00
          Collection Periods
         Owner Trustee Fee                                                         0.00   2,671,459.40          0.00
         Owner Trustee's out-of-pocket expenses                                    0.00   2,671,459.40          0.00
         Unpaid Owner Trustee Fee from prior Collection Periods                    0.00   2,671,459.40          0.00
         Unpaid Owner Trustee's out-of-pocket exp - prior                          0.00   2,671,459.40          0.00
          Collection Periods
(iv)     Collateral Agent Fee                                                    699.75   2,671,459.40        699.75
         Collateral Agent Expenses                                                 0.00   2,670,759.65          0.00
         Unpaid Collateral Agent  Fee from prior Collection Periods                0.00   2,670,759.65          0.00
         Unpaid Collateral Agent Expenses from prior                               0.00   2,670,759.65          0.00
          Collection Periods
(v) (A)  Class A-1 Interest  Distributable  Amount - Current Month           231,605.04
         Prior  Month(s)  Class  A-1  Interest   Carryover                         0.00
         Shortfall  Class A-1 Interest  Carryover  Shortfall                       0.00
         Interest on Interest Carryover from Prior Months Current                  0.00
         Month Class A-1 Interest Carryover Shortfall                              0.00
         Class A-1 Interest Distributable Amount                             231,605.04   2,670,759.65    231,605.04
     (B) Class A-2 Interest Distributable Amount - Current Month             187,600.00
         Prior Month(s) Class A-2 Interest Carryover Shortfall                     0.00
         Class A-2 Interest Carryover Shortfall                                    0.00
         Interest on Interest Carryover from Prior Months                          0.00
         Current Month Class A-2 Interest Carryover Shortfall                      0.00
         Class A-2 Interest Distributable Amount                             187,600.00   2,439,154.61    187,600.00
(vi) (A) Certificate Note Interest - Unadjusted                               38,659.50
         Certificate Note Interest Carryover Shortfall -                           0.00
          Previous Month(s)
         Interest on B Interest Shortfall - Previous Month(s)                      0.00
         Interest on B Interest Carryover from Prior Months                        0.00
         Current Month Certificate Interest Shortfall                              0.00
         Adjusted Certificate Note Interest Distributable Amount              38,659.50   2,251,554.61     38,659.50
(vii)    Class A Principal Distributable Amount - Current Month            1,638,391.73
         Class A Principal Carryover Shortfall - Previous Month(s)                 0.00
         Current Month Class A Principal Shortfall                                 0.00
         Withdrawal from Spread Account to Cover Shortfall                         0.00
         Class A Principal Distribution Amount to Class A-1                1,638,391.73   2,212,895.11  1,638,391.73          0.00
         Class A Principal Distribution Amount to Class A-2                        0.00     574,503.38          0.00          0.00
(viii)   Note Insurer Premium                                                 25,328.47     574,503.38     25,328.47
         Note Insurer Premium Supplement                                           0.00     549,174.92          0.00
         Other Reimbursement Obligations to Note Insurer                           0.00     549,174.92          0.00
(ix)     Transition Expenses to successor Servicer                                 0.00     549,174.92          0.00
(x)      Certificate Principal Distributable Amount - Current                 86,231.14
          Month Unadjusted
         Certificate Principal Carryover Shortfall - Previous Month(s)             0.00           0.00          0.00
         Current Month Certificate Principal Shortfall                             0.00           0.00          0.00
         Adjusted Certificate Principal Distributable Amount                  86,231.14     549,174.92     86,231.14
(xi)     Until the Target Payment Date, remaining amount to                  462,943.78     462,943.78    462,943.78
          Class A Noteholders
         Amount to Class A-1 Noteholders                                     462,943.78           0.00          0.00
         Amount to Class A-2 Noteholders                                           0.00           0.00          0.00
(xiv)    After the Target Pmt. Date, remaining amount into                         0.00   2,838,615.12 Total Disbursements
          Apread Acct.                                                                    2,838,837.34 Total Distribution Amt
                                                                                                       ======================
                                                                                                       (222.22)Shortage (Over)
                                                                                                       ======================
     Securities Balance
          Class A-1 Beginning of Period Principal Amount                                                44,397,131.43
                   Class A-1 Principal Distributions                                                     1,638,391.73
          Class A-1 End of Period Principal Amount (prior to turbo)                                     42,758,739.70
                   Additional Principal Distribution                                                       462,943.78
          Class A-1 End of Period Principal Amount                                                      42,295,795.93

          Class A-2 Beginning of Period Principal Amount                                                35,175,000.00
                   Class A-2 Principal Distributions                                                             0.00
          Class A-2 End of Period Principal Amount (prior to turbo)                                     35,175,000.00
                   Additional Principal Distribution                                                             0.00
          Class A-2 End of Period Principal Amount                                                      35,175,000.00

          Certificate Beginning of Period Principal Amount                                               4,397,289.56
                   Certificate Principal Distributable Amount                                               86,231.14
          Certificate End of Period Principal Amount BEFORE Spread Account Distributions                 4,311,058.42
                   Withdrawal from Spread Account to Cover Certificate Shortfalls                                0.00
          Certificate End of Period Principal Amount AFTER Spread Account Distributions                  4,311,058.42

          Adjusted Amount Remaining for Further Distribution/(Deficiency)                                  650,543.78
Calculations
          Performance Measures
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                                5,375,000.00
                                 Purchased receivables more than 30 days delinquent                              0.00
                                                                                               -----------------------
                                 Total                                                                   5,375,000.00

                          Aggregate Gross  Principal  Balance as of the close of
                                 96,990,009.09  business  on the last day of the
                                 Collection Period.
                   Delinquency Ratio                                                                            5.54%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  5.54%
                          Delinquency Ratio for second preceding Determination Date                             4.98%
                          Delinquency Ratio for third preceding Determination Date                              4.12%
                                                                                               -----------------------
                   Average Delinquency Ratio                                                                    4.88%         4.88%

                   Calculation of Cumulative Default Ratio
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                   1,012,249.55
                                 Current Period Defaulted Receivables                                      640,981.71
                                                                                               -----------------------
                                 Total                                                                   1,653,231.26

                                 Cumulative Defaulted Receivables                                        1,653,231.26
                                 Original Pool Balance                                                  95,706,307.00

                   Cumulative Default Ratio                                                                     1.73%

                   Calculation of Cumulative Net Loss Ratio
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                           502,072.44

                                 Cram Down Losses                                                                0.00
                                 Net Liquidation Proceeds                                                 (247,718.42)
                                                                                               -----------------------
                                 Net Liquidation Losses                                                    254,354.02
                                 Cumulative Previous Net Losses                                            318,709.44
                                                                                               -----------------------
                                 Cumulative Net Losses                                                     573,063.46
                                 Original Pool Balance                                                  95,706,307.00

                   Cumulative Net Loss Ratio                                                                    0.60%

Additional Pool Information:
          Weighted Average Original Term                                                                        57.00
          Weighted Average Remaining Term                                                                       50.59
          Weighted Average Annual Percentage Rate                                                              20.23%

     Spread Account
          OC Percent
                          Aggregate Principal Balance                                                   86,301,335.28
                          minus the Securities Balance                                                  81,781,854.35
                                                                                               -----------------------
                                                                                                         4,519,480.93
                          divided by the Aggregate Principal Balance                                            5.24%

          Floor OC Percent
                   Aggregate Principal Balance                                                          86,301,335.28
                   minus the Securities Balance                                                         81,781,854.35
                                                                                               -----------------------
                                                                                                         4,519,480.93
                   divided by the initial Aggregate Principal Balance                                   95,706,307.00
                                                                                               -----------------------
                                                                                                                4.72%

          Floor Amount
                   greater of
                       (a)$100,000                                                                                       100,000.00
                       (b)the lesser of
                          (i) Securities Balance                                                                      81,781,854.35
                          (ii) the sum of
                              (A)2% of the sum of                                                                             2.00%
                                 (I)   initial Aggregate Principal Balance                                            95,706,307.00
                                 (II)  balance of all Subsequent Receivables                                                   0.00

                                                                                                                       1,914,126.14
                              (B)the product of
                                 (I)  excess  of 1% over the  Floor  OC  Percent
                                 0.00% (II) initial Aggregate  Principal Balance
                                 95,706,307.00

                                                                                                                               0.00
                   Floor Amount                                                                          1,914,126.14

          Requisite Amount
                          the greater of
                              (1)the Floor Amount                                                                      1,914,126.14
                              (2)the product of:
                                 if no Trigger Event, 9% minus the OC Percent                                                  3.8%
                                 if a Trigger Event, 15% minus the OC Percent                                                  9.8%
                                 if a Portfolio Performance Event of Default, 30% minus the OC Percent                        24.8%
                                 if an Insurance Agreement Event of Default, unlimited                                         999%
                                                                                                                   4%
                                 times the Aggregate Principal Balance                                  86,301,335.28
                                                                                               -----------------------
                                                                                                         3,247,639.24
                          Requisite Amount                                                               3,247,639.24

                          Does a Trigger Event exist?                                                                             N
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

          Required Spread Account Amount                                                                 3,247,639.24
          Beginning of Period Spread Account Balance                                                     3,415,463.02
          Spread Account Deposit (Withdrawal) from Current Distributions                                         0.00
          Transfer (to) from Cross-Collateralized Spread Accounts                                          (24,166.89)
          Required addition to/(eligible withdrawal from) Spread Account                                  (143,656.89)
          Earnings on Spread Account Balance                                                                16,705.98
          Amount of Spread Account deposit (withdrawal)                                                   (160,362.87)
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                   0.00
          Net Spread Account Withdrawal to Seller                                                         (160,362.87)
          Ending Spread Account Balance                                                                  3,247,639.24


IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio
Services, Inc,. have executed this Servicer's Note as of the Determination Date set forth above.

                                          CONSUMER PORTFOLIO SERVICES, INC.

                                 By:
                                          -----------------------------------------------------

                                 Name:                       James L. Stock
                                          -----------------------------------------------------
                                 Title:                      Vice President
                                          -----------------------------------------------------






                       Monthly Certificateholder Statement
                          CPS Auto Grantor Trust 1998-1
                    6.00% Asset-Backed Certificates, Class A
                    10.25% Asset-Backed Certificates, Class B
                                     Revised

Distribution Date                                                   6/15/98
Collection Period                                                   5/98

     Under the Pooling and Servicing  Agreement  dated as of March 16, 1998 (the
"Agreement") by and among CPS Receivables Corp.,  Consumer  Portfolio  Services,
Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection
Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:

     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                                 $3,096,715.57

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                        $864,789.36

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                  $2,231,926.21

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                              $17.44

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                                $4.87

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                               $12.57

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                            $195,224.98

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                         $77,755.18

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                    $117,469.80

           (j)      Scheduled Payments due in such Collection Period                                     $5,223,145.93

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                    $4,947,031.07

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                                $182,060,917.33

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving effect to payments
                    allocated to principal in paragraph A.1.(c) above                                  $179,711,521.32

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                          0.9870955

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                       $326,681.55

                    The aggregate amount of the Standby Fee
           (b)      paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                       $3,792.94

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                                 $1.84

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                                 $0.02

           (e)      The amount of any unpaid Servicing Fee                                                       $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                               $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                    6
                           Aggregate Purchase Amount                                                        $81,066.14

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                     $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                     $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                                 $58,136.64

           (b)      Distributions (to) from Collection Account                                             ($17,761.87)
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                       $508.92

           (d)      Ending Payahead Account Balance                                                         $40,883.69

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                             $24,261,055.38
                           Spread Account Balance                                                       $15,894,275.04

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                                $1,786,407.08

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                  $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                       $58,331.36

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                       $35,515.43

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                             $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                  352
                           Aggregate Gross Amount                                                        $4,829,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                  182
                           Aggregate Gross Amount                                                        $2,490,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                            3.65%

           (b)      Average Delinquency Ratio                                                                    2.31%

           (c)      Cumulative Default Ratio                                                                     0.12%

           (d)      Cumulative Net Loss Ratio                                                                    0.02%

           (e)      Is a Portfolio Performance Test violation continuing?                                           No

           (f)      Has an Insurance Agreement Event of Default occurred?                                           No
CPS Auto Grantor Trust 1998-1
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                                 NO
     Deficiency Claim Amount                                                                                      0.00

Inputs
     Gross Collection Proceeds:                                                                           5,492,563.04
     Lock Box NSF Items:                                                                                   (115,486.91)
     Transfers from (to) Payahead Account:                                                                   17,761.87
     Collection Account Interest                                                                             21,756.85
     Payahead Account Interest                                                                                  508.92
     Total Collection Proceeds:                                                                           5,417,103.77
     For Distribution Date:                                                                                    6/15/98
     For Determination Date:                                                                                    6/8/98
     For Collection Period:                                                                                       5/98

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                  182,060,917.33
                                  Principal portion of payments collected (non-prepayments)                            1,845,052.64
                                  Prepayments in full allocable to principal                                             370,409.00
                           Collections allocable to principal                                             2,215,461.64
                           Partial prepayments relating to various contracts or policies                          0.00
                           Liquidation Proceeds allocable to principal                                       17,352.80
                           Purchase Amounts allocable to principal                                           81,066.14
                                                                                                  ---------------------
                    Total Principal                                                                       2,313,880.58

                    Realized Losses                                                                          35,515.43
                    Cram Down Losses                                                                              0.00

           Ending Principal Balance                                                                     179,711,521.32

           Interest
                           Collections allocable to interest                                              3,101,978.43
                           Liquidation Proceeds allocable to interest                                             0.00
                           Purchase Amounts allocable to interest                                                 0.00
                           Recoveries from Liquidated Receivables from prior periods                          1,244.76
                                                                                                  ---------------------
                    Total Interest                                                                        3,103,223.19

     Certificate Information
           Beginning of Period Class A Principal Balance                                                172,957,871.78
           Beginning of Period Class B Principal Balance                                                  9,103,045.55

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                    14,107,867.96
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                             23,246.69
           Aggregate Payahead Balance                                                                        40,374.77
           Aggregate Payahead Balance for preceding Distribution Date                                        58,136.64
           Interest Earned on Payahead Balances                                                                 508.92
           Scheduled Payments due in Collection Period                                                    5,223,145.93
           Scheduled Payments collected in Collection Period                                              4,947,031.07
           Aggregate Amount of Realized Losses for preceding Distribution Date                               35,515.43

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                     916.99
           Collateral Agent's expenses                                                                            0.00
           Transition Expenses to Standby Servicer                                                                0.00
           Transition Expenses to successor Servicer                                                              0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                   0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                       0.00
           Unpaid Servicing Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee Fee from prior Collection Periods                                                       0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                  0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                             0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                         0.00

     Delinquency Information                                                                                        Aggregate Gross
                                                                                                                         Amount
                                                                                                    # of Receivables of Receivables

           31 - 59 days delinquent                                                                              352    4,829,000.00
           60+ days delinquent                                                                                  182    2,490,000.00

     Purchased Receivables                                                                                               Aggregate
                                                                                                                       Purchase Amt
                                                                                                    # of Receivables of Receivables

                                                                                                                 6        81,066.14

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as of the close of business on the last day of the
                    related Collection Period.                                                            7,319,000.00
           PrincipalBalance   of   all   Receivables   that   became   Purchased
                    Receivables  as of  the close of  business on the
                    last day of the  related  Collection  Period  and that  were
                    delinquent 30 days or more.                                                              81,066.14
           PrincipalBalance   of   all   Receivables   that   became   Defaulted
                    Receivables during the related Collection Period.                                       207,773.21

           Delinquency Ratio for second preceding Determination Date                                             2.30%
           Delinquency Ratio for third preceding Determination Date                                              0.98%

           Cumulative Defaults for preceding Determination Date                                              20,049.25

           Cumulative Net Losses for preceding Determination Date                                             6,602.61

           Is a Portfolio Performance Test violation continuing? (Y/N)                                               N
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                               N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                               5,317,440.07
                           Liquidation Proceeds                                                              17,352.80
                           Recoveries                                                                         1,244.76
                           Purchase Amounts                                                                  81,066.14
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                     0.00
                           Investment earnings from Collection Account                                            0.00
                           Investment earnings from Payahead Account                                              0.00
                                                                                                  ---------------------
           Total Distribution Amount                                                                      5,417,103.77

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                      1,845,052.64
                           Prepayments in full allocable to principal                                       370,409.00
                           Principal Balance of Liquidated Receivables                                       52,868.23
                           Purchase Amounts allocable to principal                                           81,066.14
                           Cram Down Losses                                                                       0.00
                                                                                                  ---------------------
                    Principal Distributable Amount                                                        2,349,396.01

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                        2,349,396.01
                    Times Class A Percentage (95%)                                                                 95%
                                                                                                  ---------------------
                                                                                                          2,231,926.21
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                         0.00
                                                                                                  ---------------------
                    Class A Principal Distributable Amount                                                2,231,926.21

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                           172,957,871.78
                    Multiplied by Certificate Pass-Through Rate                                                  6.00%
                    Multiplied by 30/360, or for the first Distribution Date, by 30/360                      0.0833333
                                                                                                  ---------------------
                    Class A Interest Distributable Amount                                                   864,789.36

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                        2,349,396.01
                    Times Class B Percentage (5%)                                                                   5%
                                                                                                  ---------------------
                    Class B Principal Distributable Amount                                                  117,469.80

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                             9,103,045.55
                    Multiplied by Certificate Pass-Through Rate                                                 10.25%
                    Multiplied by 30/360, or for the first Distribution Date, by 30/360                      0.0833333
                                                                                                  ---------------------
                    Class B Coupon Interest Amount                                                           77,755.18

           Class B Excess Interest Amount
                    Total Distribution Amount                                                             5,417,103.77
                    minus
                    Class A Principal and Interest Distributable Amount                                   3,096,715.57
                    Class A Interest Carrover Shortfall                                                           0.00
                    Class A Principal Carryover Shortfall                                                         0.00
                    Class B Coupon Interest                                                                  77,755.18
                    Class B Interest Carryover Shortfall                                                          0.00
                    Class B Principal Distributable Amount                                                  117,469.80
                    Class B Principal Carryover Shortfall                                                         0.00
                    Trustee distributions                                                                     2,434.16
                    Standby Servicer distributions                                                            3,792.94
                    Servicer distributions                                                                  326,681.55
                    Collateral Agent distributions                                                            1,517.17
                    Reimbursement Obligations                                                                58,331.36
                                                                                                  ---------------------
                                                                                                          1,732,406.04

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                        0.00
                                                                                                  ---------------------
                                                                                                                  0.00

Class B Interest Carryover Shortfall from previous period                                                         0.00
Interest on Class B Interest Carryover Shortfall                                                                  0.00
                                                                                                  ---------------------
                                                                                                                  0.00

    Interest Carryover on Class B Interest Shortfall                                                              0.00
    Interest Earned                                                                                               0.00
                                                                                                  ---------------------
                                                                                                                  0.00

Class A Principal Carryover Shortfall from previous period                                                        0.00
                                                                                                  ---------------------
                                                                                                                  0.00

Class A Interest Carryover Shortfall from previous period                                                         0.00
Interest on Class A Interest Carryover Shortfall                                                                  0.00
                                                                                                  ---------------------
                                                                                                                  0.00

    Interest Carryover on Class A Interest Shortfall                                                              0.00
    Interest Earned                                                                                               0.00
                                                                                                  ---------------------
                                                                                                                  0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):

                                                                                 Use         Source      act distributed     Source
                                                                                 ---         ------      ---------------     ------

(i)      Standby Fee                                                           3,792.94   5,417,103.77      3,792.94   5,417,103.77
         Servicing Fee (2.0%)                                                303,434.86   5,413,310.83    303,434.86           0.00
         Additional Servicing Fee Amounts                                     23,246.69   5,109,875.97     23,246.69           0.00
          (late fees,prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                          0.00   5,086,629.28          0.00
         Unpaid Servicing Fee from prior Collection Periods                        0.00   5,086,629.28          0.00
(ii)     Transition Expenses to Standby Servicer                                   0.00   5,086,629.28          0.00
(iii)    Trustee Fee                                                           1,517.17   5,086,629.28      1,517.17
         Trustee's out-of-pocket expenses                                        916.99   5,085,112.11        916.99
         Unpaid Trustee Fee from prior Collection Periods                          0.00   5,084,195.12          0.00
         Unpaid Trustee's out-of-pocket expenses from prior                        0.00   5,084,195.12          0.00
          Collection Periods
(iv)     Collateral Agent Fee                                                  1,517.17   5,084,195.12      1,517.17
         Collateral Agent Expenses                                                 0.00   5,082,677.95          0.00
         Unpaid Collateral Agent  Fee from prior Collection Periods                0.00   5,082,677.95          0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods            0.00   5,082,677.95          0.00
(v) (A)  Class A Interest Distributable Amount - Current Month               864,789.36   5,082,677.95    864,789.36
         Prior Month(s) Class A Carryover Shortfall                                0.00   4,217,888.59          0.00
         Class A Interest Carryover Shortfall                                      0.00   4,217,888.59          0.00
         Interest on Interest Carryover from Prior Months                          0.00   4,217,888.59          0.00
         Current Month Class A Interest Carryover Shortfall                        0.00   4,217,888.59          0.00
         Class A Interest Distributable Amount                               864,789.36   4,217,888.59    864,789.36
(viii)(A)Class B Coupon Interest - Unadjusted                                 77,755.18   3,353,099.23     77,755.18
         Class B Interest Carryover Shortfall - Previous Month(s)                  0.00   3,275,344.05          0.00
         Interest on B Interest Shortfall - Previous Month(s)                      0.00   3,275,344.05          0.00
         Interest on Interest Carryover from Prior Months                          0.00   3,275,344.05          0.00
         Current Month Class B Interest Shortfall                                  0.00   3,275,344.05          0.00
         Adjusted Class B Interest Distributable Amount                       77,755.18   3,275,344.05     77,755.18
(v) (B)  Class A Principal Distributable Amount - Current Month            2,231,926.21   3,197,588.87  2,231,926.21   3,185,177.56
         Class A Principal Carryover Shortfall - Previous Month(s)                 0.00     965,662.66          0.00
         Current Month Class A Principal Shortfall                                 0.00     965,662.66          0.00
         Withdrawl from Spread Account to Cover Shortfall                          0.00
         Class A Principal Distribution Amount                             2,231,926.21     965,662.66    965,662.66     953,251.35
(vi)     Certificate Insurer Premium                                          58,331.36           0.00          0.00
         Certificate Insurer Premium Supplement                                    0.00           0.00          0.00
         Other Reimbursement Obligations to Certificate Insurer                    0.00           0.00          0.00
(vii)    Transition Expenses to successor Servicer                                 0.00           0.00          0.00
         Class B Principal Distributable Amount - Current Month              117,469.80           0.00          0.00
          Unadjusted
         Class B Principal Carryover Shortfall - Previous Month(s)                 0.00           0.00          0.00
         Current Month Class B Principal Shortfall                                 0.00           0.00          0.00
         Adjusted Class B Principal Distributable Amount                     117,469.80           0.00          0.00
         Excess Interest (Shortage) Amount for Deposit to (withdrawl from  1,732,406.04           0.00          0.00
          Spread Account                                                                          0.00          0.00

     Certificate Balance
           Class A Beginning of Period Principal Balance                                                172,957,871.78
                    Class A Principal Distributions                                                       2,231,926.21
           Class A End of Period Principal Balance                                                      170,725,945.57

           Class B Beginning of Period Principal Balance                                                  9,103,045.55
                    Class B Principal Distributable Amount                                                  117,469.80
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                    8,985,575.75
                    Withdrawl from Spread Account to Cover B Shortfalls                                           0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions                     8,985,575.75

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                            5,417,103.77
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   1,199,215.18
     (iii) Prior month(s) carryover shortfalls                                                                    0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                        0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                            0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                                NO
           Amount Remaining for Further Distribution/(Deficiency)                                         4,217,888.59

Class B Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                      4,217,888.59
     (ii) Current  distribution  amounts payable  pursuant to Section  4.6(c)  (vi) and (x)                  77,755.18
     (iii)  Prior  month(s)  carryover shortfalls                                                                 0.00
     (iv) Interest on Prior month(s)  carryover  shortfalls                                                       0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                              0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                    NO
           Amount Remaining for Further Distribution/(Deficiency)                                         4,140,133.41

Class A Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (i) thru (v)A                     4,140,133.41
     (ii) Current  distribution  amounts payable pursuant to Section 4.6(c) (i) and (v)B                  2,231,926.21
     (iii) Prior  month(s)  carryover shortfalls                                                                  0.00
           Withdrawl from Spread Account to Cover  Shortfall                                                      0.00
           If (i) is less than  sum of (ii) + (iii),  there is a  Deficiency  Claim  Amount                         NO
           Amount Remaining for Further Distribution/(Deficiency)                                         1,908,207.20

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                    1,908,207.20
     (vi)  Certificate Insurer Premium                                                                       58,331.36
     (v)   Certificate Insurer Premium Supplement                                                                 0.00
           Deficiency  Amount                                                                                     0.00
           Withdrawl  from  Spread  Account  to  Cover Deficiency                                                 0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                             NO
           Amount  Remaining  for  Further  Distribution/(Deficiency)                                     1,849,875.84

Class B Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                     1,849,875.84
     (ii) Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                          117,469.80
     (iii) Prior month(s) carryover shortfalls                                                                   0.00
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                            NO
           Unadjusted     Amount     Remaining    for    Further Distribution/(Deficiency)               1,732,406.04
           Withdrawl from Spread Account to B PieceCover Shortfalls                                              0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                               1,732,406.04
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                                7,319,000.00
                                  Purchased receivables more than 30 days delinquent                         81,066.14
                                                                                                  ---------------------
                                  Total                                                                   7,400,066.14

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                    202,718,574.12
                    Delinquency Ratio                                                                            3.65%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                  3.65%
                           Delinquency Ratio for second preceding Determination Date                             2.30%
                           Delinquency Ratio for third preceding Determination Date                              0.98%
                                                                                                  ---------------------
                    Average Delinquency Ratio                                                                    2.31%       2.31%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                      20,049.25
                                  Current Period Defaulted Receivables                                      207,773.21
                                                                                                  ---------------------
                                  Total                                                                     227,822.46

                                  Cumulative Defaulted Receivables                                          227,822.46
                                  Original Pool Balance                                                 186,954,818.61

                    Cumulative Default Ratio                                                                     0.12%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                            52,868.23

                                  Cram Down Losses                                                                0.00
                                  Net Liquidation Proceeds                                                  (18,597.56)
                                                                                                  ---------------------
                                  Net Liquidation Losses                                                     34,270.67
                                  Cumulative Previous Net Losses                                              6,602.61
                                                                                                  ---------------------
                                  Cumulative Net Losses                                                      40,873.28
                                  Original Pool Balance                                                 186,954,818.61

                    Cumulative Net Loss Ratio                                                                    0.02%

Additional Pool Information:
           Weighted Average Original Term                                                                        57.10
           Weighted Average Remaining Term                                                                       53.24
           Weighted Average Annual Percentage Rate                                                              20.35%
     Spread Account
           Spread Account Cap
                           13.5% of Outstanding Certificate Balance                                                   24,261,055.38
                           18.5% of Outstanding Certificate Balance                                                   33,246,631.44
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                            N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N

                    Cap Amount                                                                           24,261,055.38

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                       5,608,644.56
                           Outstanding Certificate Balance                                                           179,711,521.32
                           Minimum Floor                                                                                 100,000.00

                    Floor Amount                                                                          5,608,644.56

           Required Spread Account Amount                                                                24,261,055.38
           Beginning of Period Spread Account Balance                                                    14,107,867.96
           Spread Account Deposit (Withdrawal) from Current Distributions                                 1,732,406.04
           Transfer (to) from Cross-Collateralized Spread Accounts                                                0.00
           Allocations of cash releases from previous pools                                                       0.00
           Required addition to/(eligible withdrawal from) Spread Account                                 8,420,781.38
           Earnings on Spread Account Balance                                                                54,001.04
           Amount of Spread Account deposit (withdrawal)                                                          0.00
           Amount of Withdrawl Allocated to B Piece Shortfalls                                                    0.00
           Net Spread Account Withdrawl to Seller                                                                 0.00
           Ending Spread Account Balance                                                                 15,894,275.04


IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio
Services, Inc,. have executed this Servicer's Certificate as of the Determination Date set forth above.

                                           CONSUMER PORTFOLIO SERVICES, INC.

                                  By:
                                           -------------------------------------------------------

                                  Name:                        James L. Stock
                                           -------------------------------------------------------
                                  Title:                       Vice President
                                           -------------------------------------------------------






                       Monthly Certificateholder Statement
                          CPS Auto Grantor Trust 1998-2
                     6.09% Class A Asset-Backed Certificates
                    10.34% Class B Asset-Backed Certificates


Distribution Date                                             6/15/98
Collection Period                                             5/98

     Under the Pooling and  Servicing  Agreement  dated as of April 8, 1998 (the
"Agreement") by and among CPS Receivables Corp.,  Consumer  Portfolio  Services,
Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection
Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:

     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                                 $3,089,070.80

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $1,017,487.64

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                  $2,071,583.16

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                              $15.41

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                                $5.07

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                               $10.33

           (g)      The  aggregate   amount  of  the  distribution  to  Class  B
                    Certificateholders on the Distribution Date set forth above
                    (given to the Collateral Agent for deposit into the Spread Account)                    $199,954.74

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                         $90,924.05

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                    $109,030.69

           (j)      Scheduled Payments due in such Collection Period                                     $5,902,152.87

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                    $4,383,571.05

B.   Information Regarding the Performance of the Trust.
     1     Certificate Balances
           (a)      The original aggregate Principal Balance of the
                    Certificates as of the closing date                                                $211,042,290.00

           (b)      The aggregate  principal  balance of the  Certificates as of the close of business on the last day set forth above, after giving
                    effect to payments allocated to principal in paragraph A 1 (c) above               $208,861,676.15

           (c)      The Aggregate Pool factor as of the close of busines
                    on the last day set forth above                                                          0.9896674

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                       $327,122.84

           (b)      The aggregate amount of the Standby Fee
                    paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                       $3,957.04

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                                 $1.63

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                                 $0.02

           (e)      The amount of any unpaid Servicing Fee                                                       $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                               $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                   10
                           Aggregate Purchase Amount                                                       $139,948.85

     3     Payment Shortfalls.
           (a)      The amount of the Class A Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                     $0.00

           (b)      The  amount of the  Class A  Principal  Carryover  Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                     $0.00

           (c)      The amount of the Class B Interest Carryover shortfall after giving effect to the payments set forth in
                    paragraph A.1. (h) above                                                                     $0.00

           (d)      The  amount of the  Class B  Principal  Carryover  Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (i) above                                                                     $0.00


     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                                      $0.00

           (b)      Distributions (to) from Collection Account                                              $34,308.37
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                        $72.27

           (d)      Ending Payahead Account Balance                                                         $34,380.64

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                             $28,196,326.28
                           Spread Account Balance                                                       $10,786,688.73

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                                $1,289,785.65

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                  $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                       $67,793.02

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                        $1,195.73

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                             $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                  192
                           Aggregate Gross Amount                                                        $2,745,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                    0
                           Aggregate Gross Amount                                                                $0.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                            1.24%

           (b)      Average Delinquency Ratio                                                                    1.24%

           (c)      Cumulative Default Ratio                                                                     0.00%

           (d)      Cumulative Net Loss Ratio                                                                    0.00%

           (e)      Is a Portfolio Performance Test violation continuing?                                           No

           (f)      Has an Insurance Agreement Event of Default occurred?                                           No
CPS Auto Grantor Trust 1998-2
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                                 NO
     Deficiency Claim Amount                                                                                      0.00


Inputs
     Gross Collection Proceeds:                                                                           5,012,691.35
     Lock Box NSF Items:                                                                                    (21,486.03)
     Transfers from (to) Payahead Account:                                                                  (34,308.37)
     Collection Account Interest                                                                              6,060.68
     Payahead Account Interest                                                                                   72.27
     Total Collection Proceeds:                                                                           4,963,029.90
     For Distribution Date:                                                                                    6/15/98
     For Determination Date:                                                                                    6/8/98
     For Collection Period:                                                                                       5/98

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                  211,042,290.56
                                  Principal portion of payments collected (non-prepayments)                            1,599,959.27
                                  Prepayments in full allocable to principal                                             439,510.00
                           Collections allocable to principal                                             2,039,469.27
                           Partial prepayments relating to various contracts or policies                          0.00
                           Liquidation Proceeds allocable to principal                                            0.00
                           Purchase Amounts allocable to principal                                          139,948.85
                                                                                                  ---------------------
                    Total Principal                                                                       2,179,418.12

                    Realized Losses                                                                           1,195.73
                    Cram Down Losses                                                                              0.00

           Ending Principal Balance                                                                     208,861,676.71

           Interest
                           Collections allocable to interest                                              2,783,611.78
                           Liquidation Proceeds allocable to interest                                             0.00
                           Purchase Amounts allocable to interest                                                 0.00
                           Recoveries from Liquidated Receivables from prior periods                              0.00
                                                                                                  ---------------------
                    Total Interest                                                                        2,783,611.78


     Certificate Information
           Beginning of Period Class A Principal Balance                                                200,490,176.00
           Beginning of Period Class B Principal Balance                                                 10,552,114.00

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                     9,496,903.08
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                             10,559.40
           Aggregate Payahead Balance                                                                        34,308.37
           Aggregate Payahead Balance for preceding Distribution Date                                             0.00
           Interest Earned on Payahead Balances                                                                  72.27
           Scheduled Payments due in Collection Period                                                    5,902,152.87
           Scheduled Payments collected in Collection Period                                              4,383,571.05
           Aggregate Amount of Realized Losses for preceding Distribution Date                                1,195.73

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                       0.00
           Collateral Agent's expenses                                                                            0.00
           Transition Expenses to Standby Servicer                                                                0.00
           Transition Expenses to successor Servicer                                                              0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                   0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                       0.00
           Unpaid Servicing Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee Fee from prior Collection Periods                                                       0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                  0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                             0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                         0.00

     Delinquency Information                                                                                        Aggregate Gross
                                                                                                                        Amount
                                                                                                    # of Receivables of Receivables

           31 - 59 days delinquent                                                                             192     2,745,000.00
           60+ days delinquent                                                                                   0             0.00


     Purchased Receivables                                                                                               Aggregate
                                                                                                                       Purchase Amt
                                                                                                    # of Receivables of Receivables

                                                                                                                10       139,948.85

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as of the close of business on the last day of the
                    related Collection Period.                                                            2,745,000.00
           Principal Balance   of   all   Receivables   that   became   Purchased
                    Receivables  as of  the close of business on the
                    last day of the  related  Collection  Period  and that  were
                    delinquent 30 days or more.                                                             139,948.85
           Principal Balance   of   all   Receivables   that   became   Defaulted
                    Receivables during the related Collection Period.                                             0.00

           Delinquency Ratio for second preceding Determination Date                                             0.00%
           Delinquency Ratio for third preceding Determination Date                                              0.00%

           Cumulative Defaults for preceding Determination Date                                                   0.00

           Cumulative Net Losses for preceding Determination Date                                                 0.00


           Is a Portfolio Performance Test violation continuing? (Y/N)                                               N
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                               N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                               4,823,081.05
                           Liquidation Proceeds                                                                   0.00
                           Recoveries                                                                             0.00
                           Purchase Amounts                                                                 139,948.85
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                     0.00
                           Investment earnings from Collection Account                                            0.00
                           Investment earnings from Payahead Account                                              0.00
                                                                                                  ---------------------
           Total Distribution Amount                                                                      4,963,029.90


     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                      1,599,959.27
                           Prepayments in full allocable to principal                                       439,510.00
                           Principal Balance of Liquidated Receivables                                        1,195.73
                           Purchase Amounts allocable to principal                                          139,948.85
                           Cram Down Losses                                                                       0.00
                                                                                                  ---------------------
                    Principal Distributable Amount                                                        2,180,613.85

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                        2,180,613.85
                    Times Class A Percentage (95%)                                                                 95%
                                                                                                  ---------------------
                                                                                                          2,071,583.16
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                         0.00
                                                                                                  ---------------------
                    Class A Principal Distributable Amount                                                2,071,583.16

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                           200,490,176.00
                    Multiplied by Certificate Pass-Through Rate                                                  6.09%
                    Multiplied by 30/360                                                                     0.0833333
                                                                                                  ---------------------
                    Class A Interest Distributable Amount                                                 1,017,487.64


           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                        2,180,613.85
                    Times Class B Percentage (5%)                                                                   5%
                                                                                                  ---------------------
                    Class B Principal Distributable Amount                                                  109,030.69

           Class B Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                            10,552,114.00
                    Multiplied by Certificate Pass-Through Rate                                                 10.34%
                    Multiplied by 30/360                                                                     0.0833333
                                                                                                  ---------------------
                    Class B Coupon Interest Amount                                                           90,924.05


Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                        0.00
                                                                                                  ---------------------
                                                                                                                  0.00

Class B Interest Carryover Shortfall from previous period                                                         0.00
Interest on Class B Interest Carryover Shortfall                                                                  0.00
                                                                                                  ---------------------
                                                                                                                  0.00

Class A Principal Carryover Shortfall from previous period                                                        0.00
                                                                                                  ---------------------
                                                                                                                  0.00

Class A Interest Carryover Shortfall from previous period                                                         0.00
Interest on Class A Interest Carryover Shortfall                                                                  0.00
                                                                                                  ---------------------
                                                                                                                  0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):

                                                                                 Use         Source      act distributed   Source
                                                                                 ---         ------      ---------------   ------

(i)      Standby Fee                                                           3,957.04   4,963,029.90      3,957.04   4,963,029.90
         Servicing Fee (2.0%)                                                316,563.44   4,959,072.86    316,563.44           0.00
         Additional Servicing Fee Amounts                                     10,559.40   4,642,509.42     10,559.40           0.00
          (late fees,prepayment charges, etc.)
        Unpaid Standby Fee from prior Collection Periods                          0.00    4,631,950.02          0.00
         Unpaid Servicing Fee from prior Collection Periods                        0.00   4,631,950.02          0.00
(ii)     Transition Expenses to Standby Servicer                                   0.00   4,631,950.02          0.00
(iii)    Trustee Fee                                                           1,187.11   4,631,950.02      1,187.11
         Trustee's out-of-pocket expenses                                          0.00   4,630,762.91          0.00
         Unpaid Trustee Fee from prior Collection Periods                          0.00   4,630,762.91          0.00
         Unpaid Trustee's out-of-pocket expenses from prior Collection             0.00   4,630,762.91          0.00
         Periods
(iv)     Collateral Agent Fee                                                  1,187.11   4,630,762.91      1,187.11
         Collateral Agent Expenses                                                 0.00   4,629,575.80          0.00
         Unpaid Collateral Agent  Fee from prior Collection Periods                0.00   4,629,575.80          0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods            0.00   4,629,575.80          0.00
(v)      Class A Interest Distributable Amount - Unadjusted                1,017,487.64   4,629,575.80  1,017,487.64
         Prior Month(s) Class A Carryover Shortfall                                0.00   3,612,088.16          0.00
         Class A Interest Carryover Shortfall                                      0.00   3,612,088.16          0.00
         Interest on Interest Carryover from Prior Months                          0.00   3,612,088.16          0.00
         Current Month Class A Interest Carryover Shortfall                        0.00   3,612,088.16          0.00
         Class A Interest Distributable Amount                             1,017,487.64   3,612,088.16  1,017,487.64
(vi)     Class B Coupon Interest - Unadjusted                                 90,924.05   2,594,600.52     90,924.05
         Class B Interest Carryover Shortfall - Previous Month(s)                  0.00   2,503,676.47          0.00
         Interest on B Interest Shortfall - Previous Month(s)                      0.00   2,503,676.47          0.00
         Interest on Interest Carryover from Prior Months                          0.00   2,503,676.47          0.00
         Current Month Class B Interest Shortfall                                  0.00   2,503,676.47          0.00
         Adjusted Class B Interest Distributable Amount                       90,924.05   2,503,676.47     90,924.05
(vii)    Class A Principal Distributable Amount - Current Month            2,071,583.16   2,412,752.42  2,071,583.16   2,891,446.74
         Class A Principal Carryover Shortfall - Previous Month(s)                 0.00     341,169.26          0.00
         Current Month Class A Principal Shortfall                                 0.00     341,169.26          0.00
         Withdrawl from Spread Account to Cover Shortfall                          0.00     341,169.26          0.00
         Class A Principal Distribution Amount                             2,071,583.16     341,169.26    341,169.26     819,863.59
(viii)   Certificate Insurer Premium                                          67,793.02           0.00          0.00
         Certificate Insurer Premium Supplement                                    0.00           0.00          0.00
         Other Reimbursement Obligations to Certificate Insurer                    0.00           0.00          0.00
(ix)     Transition Expenses to successor Servicer                                 0.00           0.00          0.00
(x)      Class B Principal Distributable Amount - Unadjusted                 109,030.69           0.00          0.00
         Class B Principal Carryover Shortfall - Previous Month(s)                 0.00           0.00          0.00
         Current Month Class B Principal Carryover Shortfall                       0.00           0.00          0.00
         Adjusted Class B Principal Distributable Amount                     109,030.69           0.00          0.00
(xi)     Remaining amounts to Collateral Agent for deposit in Spread       1,272,757.24           0.00          0.00
          Account

     Certificate Balance
           Class A Beginning of Period Principal Balance                                                200,490,176.00
                    Class A Principal Distributions                                                       2,071,583.16
           Class A End of Period Principal Balance                                                      198,418,592.84

           Class B Beginning of Period Principal Balance                                                 10,552,114.00
                    Class B Principal Distributable Amount                                                  109,030.69
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                   10,443,083.31
                    Withdrawl from Spread Account to Cover B Shortfalls                                           0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions                    10,443,083.31

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                            4,963,029.90
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   1,350,941.74
     (iii) Prior month(s) carryover shortfalls                                                                    0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                        0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                                NO
           Amount Remaining for Further Distribution/(Deficiency)                                         3,612,088.16

Class B Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                      3,612,088.16
     (ii) Current  distribution  amounts payable  pursuant to Section  4.6(c)  (vi) and (x)                  90,924.05
     (iii)  Prior  month(s)  carryover shortfalls                                                                 0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                         0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                    NO
           Amount Remaining for Further Distribution/(Deficiency)                                         3,521,164.11

Class A Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (i) thru (v)A                     3,521,164.11
     (ii) Current  distribution  amounts payable pursuant to Section 4.6(c) (i) and (v)B                  2,071,583.16
     (iii) Prior  month(s)  carryover shortfalls                                                                  0.00
           Withdrawl from Spread Account to Cover  Shortfall                                                      0.00
           If (i) is less than  sum of (ii) + (iii),  there is a  Deficiency  Claim  Amount                         NO
           Amount Remaining for Further Distribution/(Deficiency)                                         1,449,580.95

Other Deficiencies - Insurance
     (i)   Amounts available to make payments for insurance                                               1,449,580.95
           Certificate Insurer Premium                                                                       67,793.02
           Certificate Insurer Premium Supplement                                                                 0.00
           Deficiency Amount                                                                                      0.00
           Withdrawl from Spread Account to Cover Deficiency                                                      0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                             NO
           Amount Remaining for Further Distribution/(Deficiency)                                         1,381,787.93

Class B Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                      1,381,787.93
     (ii) Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                           109,030.69
     (iii) Prior month(s) carryover shortfalls                                                                    0.00
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                             NO
           Unadjusted     Amount     Remaining    for    Further Distribution/(Deficiency)                1,272,757.24
           Withdrawl from Spread Account to B PieceCover Shortfalls                                               0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                                1,272,757.24

Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                                2,745,000.00
                                  Purchased receivables more than 30 days delinquent                        139,948.85
                                                                                                  ---------------------
                                  Total                                                                   2,884,948.85

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                    232,670,642.51
                    Delinquency Ratio                                                                            1.24%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                  1.24%
                           Delinquency Ratio for second preceding Determination Date                             0.00%
                           Delinquency Ratio for third preceding Determination Date                              0.00%
                                                                                                  ---------------------
                    Average Delinquency Ratio                                                                    1.24%        0.41%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                           0.00
                                  Current Period Defaulted Receivables                                            0.00
                                                                                                  ---------------------
                                  Total                                                                           0.00

                                  Cumulative Defaulted Receivables                                                0.00
                                  Original Pool Balance                                                 211,042,290.56

                    Cumulative Default Ratio                                                                     0.00%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                             1,195.73

                                  Cram Down Losses                                                                0.00
                                  Net Liquidation Proceeds                                                        0.00
                                                                                                  ---------------------
                                  Net Liquidation Losses                                                      1,195.73
                                  Cumulative Previous Net Losses                                                  0.00
                                                                                                  ---------------------
                                  Cumulative Net Losses                                                       1,195.73
                                  Original Pool Balance                                                 211,042,290.56

                    Cumulative Net Loss Ratio                                                                    0.00%

Additional Pool Information:
           Weighted Average Original Term                                                                        57.46
           Weighted Average Remaining Term                                                                       55.68
           Weighted Average Annual Percentage Rate                                                              20.40%

     Spread Account
           Spread Account Cap
                           13.5% of Outstanding Certificate Balance                                                   28,196,326.28
                           19.5% of Outstanding Certificate Balance                                                   40,728,026.85
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                           N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                           N

                    Cap Amount                                                                           28,196,326.28

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                       6,331,268.70
                           Outstanding Certificate Balance                                                           208,861,676.15
                           Minimum Floor                                                                                 100,000.00

                    Floor Amount                                                                          6,331,268.70

           Required Spread Account Amount                                                                28,196,326.28
           Beginning of Period Spread Account Balance                                                     9,496,903.08
           Spread Account Deposit (Withdrawal) from Current Distributions                                 1,272,757.24
           Transfer (to) from Cross-Collateralized Spread Accounts                                                0.00
           Required addition to/(eligible withdrawal from) Spread Account                                17,426,665.96
           Earnings on Spread Account Balance                                                                17,028.41
           Amount of Spread Account deposit (withdrawal)                                                          0.00
           Amount of Withdrawl Allocated to B Piece Shortfalls                                                    0.00
           B prin defficiency                                                                                     0.00
           Net Spread Account Withdrawl to Seller                                                                 0.00
           Ending Spread Account Balance                                                                 10,786,688.73

     Reserve Fund
                    Initial Class B Certificate Balance                                                  10,552,114.00
                    Aggregate Pool Factor                                                                    0.9896674
                    Class B Principal %                                                                          5.00%
                    Have both tests for Reserve Fund reduction been satisfied? (Y/N)                                 N

           Requisite Amount
                           If both tests for reduction have NOT been met, then
                               10% of Original Class B Outstanding Certificate Balance                                 1,055,211.40
                           otherwise
                               10% of Class B Outstanding Certificate Balance                                          1,044,308.33
                           or
                    Cap Amount                                                                            1,055,211.40

           Reserve Fund Floor
                           Outstanding Class B Certificate Balance                                                    10,443,083.31
                           Minimum Floor                                                                                 300,000.00

                    Floor Amount                                                                            300,000.00

           Required Reserve Fund Amount                                                                   1,055,211.40
           Beginning of Period Reserve Fund Balance                                                       1,055,211.00
           Reserve Fund Deposit (Withdrawal) from Current Distributions                                           0.00
           Required addition to/(eligible withdrawal from) Reserve Fund                                           0.40
           Earnings on Reserve Fund Balance                                                                   1,892.02
           Amount of Reserve Fund deposit (withdrawal)                                                       (1,891.62)
           Ending Reserve Fund Balance                                                                    1,055,211.40

IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio
Services, Inc,. have executed this Servicer's Certificate as of the Determination Date set forth above.

                                           CONSUMER PORTFOLIO SERVICES, INC.

                                  By:
                                           -------------------------------------------------------

                                  Name:                        James L. Stock
                                           -------------------------------------------------------
                                  Title:                       Vice President
                                           -------------------------------------------------------

